Posting Supplement No. 222 dated May 22, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 374007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374007	$8,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374007. Member loan 374007 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	14.40%
Length of employment:	2 years	Location:	Coral Springs, FL

Home town:	Chicago
Current & past employers:	Dimitri Kehagias
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I've found my potential first home. Unfortunately no one will give me a loan because it's too small. On the other hand, I can't ask for more because they won't give me more than the listing price. Someone help me out of this sticky situation.

A credit bureau reported the following information about this borrower member on January 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,788.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 375149

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375149	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375149. Member loan 375149 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	CMC Capitol City Steel	Debt-to-income ratio:	19.67%
Length of employment:	8 years 1 month	Location:	Kyle, TX

Home town:	Giddings
Current & past employers:	CMC Capitol City Steel
Education:	None

This borrower member posted the following loan description, which has not been verified:

I would like to get all my small debts combined into one monthly payment. That way my monthly payment would be much lower than they are now combined. Thank you.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	42
Revolving Credit Balance:	$5,155.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382458	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382458. Member loan 382458 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	19.22%
Length of employment:	n/a	Location:	Scarsdale, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Help me conquer high apr's!

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	44
Revolving Credit Balance:	$14,309.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389526	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389526. Member loan 389526 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Marshall & Stevens	Debt-to-income ratio:	14.91%
Length of employment:	1 year 4 months	Location:	Beverly Hills, CA

Home town:	Walnut Creek
Current & past employers:	Marshall & Stevens, Eastdil Secured
Education:	University of California Santa Barbara

This borrower member posted the following loan description, which has not been verified:

Hello Everyone, I'm currently two years out of college and owe $25,500 on a credit card, $3,000 on my AMEX card, $19,000 in student loans, and $8,000 remaining on my car loan. I'm currently an associate at a middle market investment bank making $75,000 per year. I'm looking to obtain a loan to obtain some breathing room and pay off my remaining car loan thereby obtaining the title to sell. Once sold, I plan on leasing an affordable vehicle with a warranty. My current 2002 vehicle is out of warranty and is starting to fall apart, this has the possiblity to become very costly. I'm also looking to pay off my AMEX balance of $3,000. So in essence, trying to obtain money for a debt swap thereby ridding my high interest AMEX debt and ridding myself of my current vehicle liability. I'm fortunate enough to be in a position whereby I receive a bonus each time a deal closes, until such time when that occurs, this is my plan.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,694.00	Public Records On File:	0
Revolving Line Utilization:	98.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391128	$16,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391128. Member loan 391128 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	TBE Group	Debt-to-income ratio:	22.45%
Length of employment:	3 years 6 months	Location:	Cortland, OH

Home town:
Current & past employers:	TBE Group, International Engineering Firm
Education:	Hiram College, Youngstown State University

This borrower member posted the following loan description, which has not been verified:

I am graduating with my BA in Business Management, and I am going to be starting my Masters program. I am looking to consolidate all debt, school loans etc. I have had a 15 year credit history now with all accounts in good standing with no late payments.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,860.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391945	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391945. Member loan 391945 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Majestic trophy Outfitters	Debt-to-income ratio:	15.81%
Length of employment:	8 years 3 months	Location:	Craig, CO

Home town:	Craig
Current & past employers:	Majestic trophy Outfitters, Moffat County School district
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for temporary funds to refinance equipment and secure growth.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	62
Revolving Credit Balance:	$26,442.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 392172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392172	$8,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392172. Member loan 392172 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Fedex	Debt-to-income ratio:	7.98%
Length of employment:	1 year	Location:	Kansas City, KS

Home town:	Kansas City
Current & past employers:	Fedex, UPS
Education:	Fortt Scott Community College/Park University

This borrower member posted the following loan description, which has not been verified:

Antonio's Tacos has been a goal of mine for about five years now. I have just been waiting for this one specific place to open, and it finally has. One of the main reasons this location is so great is because there is only one other restaurant within a mile of this place, so competition should not be too much of an issue. Another reason is, it's right next to the only gas station in that area, so this is a high traffic location. The main reason for me needing the funds is for the purchase of the all the equipment and the installation. There will be a small amount needed for the remodeling of the building, but that will be minor due to me being able to do most the work myself. Also, I would like to have a little bit of cash flow, I realize that I will probably not be making high amounts of profits within the first two or three weeks, so a little extra cash on the side wouldn't hurt. One of my main inspirations for opening my own business, is my Father. My Dad has been a successful owner/operator of his own restaurant for over 26 years, and he will be guiding me throughout this whole process . I have seen first hand what it takes to run a profitable business and the sacrifice one has to make. With my fathers knowledge of the industry and my determination, I can only see Antonio's Tacos being a success.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	46
Revolving Credit Balance:	$553.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393476	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393476. Member loan 393476 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,625 / month
Current employer:	Evergreen School District	Debt-to-income ratio:	5.83%
Length of employment:	10 years	Location:	VANCOUVER, WA

Home town:	National City
Current & past employers:	Evergreen School District
Education:

This borrower member posted the following loan description, which has not been verified:

My sister has been laid off of her job. She has survived breast cancer but has substantial debt. I would like to help her with her finances.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,699.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399398	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399398. Member loan 399398 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RONCO Consulting Corporation	Debt-to-income ratio:	24.18%
Length of employment:	4 years 1 month	Location:	Herndon, VA

Home town:	Newport
Current & past employers:	RONCO Consulting Corporation
Education:	Averett University

This borrower member posted the following loan description, which has not been verified:

Seeking a 36 month loan to be used for engineering and legal fees in obtaining building permits for a house in suburban Washington DC.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311,616.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399988	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399988. Member loan 399988 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Tree of Knowledge Educational Services Inc.	Debt-to-income ratio:	18.48%
Length of employment:	10 months	Location:	calabasas, CA

Home town:	Lehighton
Current & past employers:	Tree of Knowledge Educational Services Inc.
Education:	Saint Joseph's University, Catholic University of America

This borrower member posted the following loan description, which has not been verified:

Hi. I am a very reliable person. I currently work as a part-time tutor because I can't find a job in my field of study. I also have another part time job where I work for a private company that teaches a Phy Ed course to children, ages 3-7. I have a masters degree but with the economy, I am struggling to pay bills. I don't want to go into debt so that's why I need the loan. I need help paying for rent, an unexpected medical bill, and 2 unexpected plane trips due to a family emergency. My credit score is 700. I always pay my bills on time and usually in full. The past month I have had to pay the minimal amount because I can't afford to pay the full amount. Please help!

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,284.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400046	$3,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400046. Member loan 400046 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Server Admin Inc	Debt-to-income ratio:	10.10%
Length of employment:	8 years 5 months	Location:	Lake Worth, FL

Home town:	Chicago
Current & past employers:	Server Admin Inc, Webcast 1, Inc, Fusive, Inc, BFW Advertising, Inc
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to refinance a credit card with a small balance currently at a 23% APR. My financial situation: I am a good candidate for this loan because I have the means to pay down the current balance as-is, but I hate the high interest rates.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	58
Revolving Credit Balance:	$78,031.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400900	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400900. Member loan 400900 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	MBW Inc	Debt-to-income ratio:	14.05%
Length of employment:	12 years 2 months	Location:	Orange, MA

Home town:	Greenfield
Current & past employers:	MBW Inc
Education:

This borrower member posted the following loan description, which has not been verified:

need help combining all these Credit card bills.One payment a month would help me out.I still haven't missed a payment on anything I am paying. Ive been working at the same place for over 12 years so I have Steady income.Ran up Credit cards doing home improvements I didn't really have a choice.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,122.00	Public Records On File:	1
Revolving Line Utilization:	73.20%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401193	$7,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401193. Member loan 401193 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	darryls grading inc	Debt-to-income ratio:	4.52%
Length of employment:	24 years 5 months	Location:	LAWRENCEVILLE, GA

Home town:	Birmingham
Current & past employers:	darryls grading inc, na
Education:	The University of Tennessee-Chattanooga

This borrower member posted the following loan description, which has not been verified:

w ant to help daughter purchase a car by cosigning a loan for her

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,311.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401460	$24,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401460. Member loan 401460 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	Zephyr Associates	Debt-to-income ratio:	3.85%
Length of employment:	1 year 3 months	Location:	Zephyr Cove, NV

Home town:	San Bernardino
Current & past employers:	Zephyr Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my current debt on my Car, Boat and Credit card. The monthly amounts I am paying on these debts is not a problem but I would like a little breathing room and be able to pad my savings.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,539.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401476	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401476. Member loan 401476 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	self	Debt-to-income ratio:	14.72%
Length of employment:	15 years	Location:	GOSHEN, NY

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for business expansion.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$5,004.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402203	$9,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402203. Member loan 402203 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,992 / month
Current employer:	Creative Financial Staffing	Debt-to-income ratio:	13.76%
Length of employment:	3 months	Location:	ELLICOTT CITY, MD

Home town:	Ellicott City
Current & past employers:	Creative Financial Staffing, Vogel Engineering, Inc., Howard Property Management, Inc., Indusco
Education:	Howard Community College

This borrower member posted the following loan description, which has not been verified:

No longer can I throw my money away to Bank of America's insane "suddenly 'fixed'" interest rates - I work hard for that money! I intend on paying all my debt (totaling $7000) incrued through B of A, as well as $1270 loaned to me for security and first month rent at an apartment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,255.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402311	$5,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402311. Member loan 402311 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Arayu Productions	Debt-to-income ratio:	11.57%
Length of employment:	1 month	Location:	Fredericksburg, VA

Home town:	Camp Lejeune
Current & past employers:	Arayu Productions, ABC Legal Services, Intek, Kitty Hawk Kites, Great Lakes Co.
Education:	Old Dominion University, Garrett College

This borrower member posted the following loan description, which has not been verified:

I originally had credit card debt of $15,000 from starting a pet care business. The business did well and I ran it for 2 years before selling it to my partner for $15,000. He makes payments of $350/month, is reliable, and has signed a contract. Since I sold my business my credit card debt has gone up to $18,000 because it took me a couple months to find a job and during that time I defaulted on my payments. I would like to get a consolidation loan for $16,000 @ 9-12% for 4 years. With this loan I can pay off all my credit cards except one and have a manageable monthly payment.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,074.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402415	$18,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402415. Member loan 402415 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	K-TEK CORP	Debt-to-income ratio:	7.69%
Length of employment:	1 year 6 months	Location:	Baton Rouge, LA

Home town:	Dickinson
Current & past employers:	K-TEK CORP, High Power Consulting, SCP Pool, Staples
Education:	Minot State University

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate credit card debt through Chase Visa, and Discover Card as well as fund the remainder of my wedding into one payment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,724.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402638	$6,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402638. Member loan 402638 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Quest Software	Debt-to-income ratio:	6.73%
Length of employment:	3 years 6 months	Location:	Chattanooga, TX

Home town:	Chicago
Current & past employers:	Quest Software, Unum Group
Education:	The University of Alabama at Birmingham

This borrower member posted the following loan description, which has not been verified:

I am trying to finance the last portion of my children's private school tuition payment. Note that my current address as listed on this application is not correct. I, incorrectly, chose "Chattanooga, TEXAS" when it should be "Chattanooga, TENNESSEE". I am not sure how to change this.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	40	Months Since Last Delinquency:	11
Revolving Credit Balance:	$8,186.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402705	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402705. Member loan 402705 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Denver Health	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	DENVER, CO

Home town:	Hammond
Current & past employers:	Denver Health, Arapahoe County, Urban Peak, Alternative Youth Adventures
Education:	University of Montana, University of Denver, Regis University, Colorado College, Community College of Denver

This borrower member posted the following loan description, which has not been verified:

The offer I was quoted on lending tree indicated a three year loan....I was wondering if there were penalties for paying the loan off sooner. Thanks

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402728	$12,250	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402728. Member loan 402728 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Linkus (Contracted)	Debt-to-income ratio:	14.70%
Length of employment:	1 month	Location:	MCKINLEYVILLE, CA

Home town:	Willow creek
Current & past employers:	Linkus (Contracted), West Coast Auto, Times Standard, Mid City Motor World
Education:	Trinity

This borrower member posted the following loan description, which has not been verified:

Hi my name is Justin. I recently started a new job as a contracted satellite technician and need a new work vehicle. I currently have a financed 2000 dodge dakota single cab truck that i bought originally for 15,000. I now owe 4500 on the loan, but have found the truck to be rather small for the job. I live in a very rural area with many dirt roads and need a 4 wheel drive truck large enough to carry all necessary equipment. If funded, I plan on paying off the dodge and selling it. I recently found a dependable truck for a very reasonable price. My credit is good and i have always paid off all credit cards and loans on time, paying at least double the minimum payments on credit cards when possible. I want to buy a house someday and have no intentions on ruining my credit. Last employed as manager of a local auto repair shop for 1.5 years. Thank you for the opportunity to better myself and my new career.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,120.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402962	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402962. Member loan 402962 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Tyco International	Debt-to-income ratio:	1.48%
Length of employment:	1 year	Location:	Riverdale, NJ

Home town:
Current & past employers:	Tyco International, Morgan Stanley
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

My fiance and I are looking to pay for our wedding expenses. We both have excellent income streams and secure jobs in professional industries and we need a lump sum at once to be paid back monthly.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,157.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402979	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402979. Member loan 402979 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	CFAW	Debt-to-income ratio:	13.36%
Length of employment:	4 years	Location:	Leesburg, FL

Home town:	Seabrook
Current & past employers:	CFAW
Education:

This borrower member posted the following loan description, which has not been verified:

Adding on to my home to increase it's value. I plan on living in our home till my 13 yr old is done with college so we need to make it meet our needs. I'm a very responsible borrower and have never made a late payment on anything for the past 20 yrs. My bank I have been with for 14 yrs is not doing any personal lending so that's why I'm giving this a shot. This is not something I have to do, I just would like to do this project. So if I can get a fair loan deal for the amount I need to complete the work I'm ready. Thanks!

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,101.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402988	$14,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402988. Member loan 402988 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Ropes and Gray LLP	Debt-to-income ratio:	10.21%
Length of employment:	10 years	Location:	ROSLINDALE, MA

Home town:	Boston
Current & past employers:	Ropes and Gray LLP
Education:	Cambridge College

This borrower member posted the following loan description, which has not been verified:

Dear Sir/Madam: I am gainfully employed and seeking to consolidate and payoff my debt in two years not more than 3 years. Kind regards - Vogal James

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,057.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403091	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403091. Member loan 403091 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,132 / month
Current employer:	CSAA	Debt-to-income ratio:	23.11%
Length of employment:	5 years 8 months	Location:	Colorado Springs, CO

Home town:	Iron River
Current & past employers:	CSAA
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I'm looking to refinance credit card debt on a card that went from 12% to 33% with no explanation and for no reason. I have never made even a single payment late on any debt nor have I been over limit.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,811.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403101	$18,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403101. Member loan 403101 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	12.91%
Length of employment:	12 years 2 months	Location:	Doyline, LA

Home town:	Boston
Current & past employers:	United States Postal Service, United States Air Force
Education:	Dekalb Community College of Georgia

This borrower member posted the following loan description, which has not been verified:

My name is Theresa A. Glavin and I would like this loan so that I may consolidate all my debt into one payment; therefore, reducing my interest payments and getting my debt paid off. I have been working for the United States Postal Service for a little over 12 years. My annual gross income is just over 50,000. I feel I am a good candidate because I have a good, stable job with a decent income. I will be able to repay this loan and save hundreds of dollars in interest payments. By paying off my debt and having just one simple payment to make, my life would be less stressful. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,072.00	Public Records On File:	1
Revolving Line Utilization:	83.20%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 403199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403199	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403199. Member loan 403199 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	Business Technology Group	Debt-to-income ratio:	8.64%
Length of employment:	11 months	Location:	LEMONT, IL

Home town:	Cumberland
Current & past employers:	Business Technology Group, MidAmerica Bank
Education:	Kent State University-Trumbull Campus

This borrower member posted the following loan description, which has not been verified:

In order to pay off/down other existing loans I had, I withdrew money that is now being taxed. I need this loan to pay that tax bill.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	72
Revolving Credit Balance:	$67,595.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403366	$6,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403366. Member loan 403366 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,099 / month
Current employer:	n/a	Debt-to-income ratio:	19.44%
Length of employment:	n/a	Location:	Akron, OH

Home town:	Johnstown
Current & past employers:	n/a, B F Goodrich
Education:	Tri-County Community College

This borrower member posted the following loan description, which has not been verified:

I am a disabled retired senior who at the current rate of interest on this credit card will never pay it off. This money would pay it off and give me a fresh start making sure not to make the same mistake again. I have basically put myself into debt trying to help 2 very unfortunate friends from loosing everything in their lives due to circumstances beyond their control. I have no problem paying this bill, I would just like to know I will be able to pay it off in my lifetime.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,283.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403369	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403369. Member loan 403369 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	8.80%
Length of employment:	7 months	Location:	Richmond, VA

Home town:	Richmond
Current & past employers:	Self-Employed, Real Estate Appraiser (Current), OSI Restaurant Partners, LLC Flemings (06-09), Computer Repair
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

If I receive this loan, I will use it to completely pay off my debt except for a small line that is at a good rate and will be at a minimal balance. I am currently transitioning from college and into the working world and this loan would be greatly beneficial to my financial situation.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,756.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403526	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403526. Member loan 403526 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	17.80%
Length of employment:	1 year 8 months	Location:	Scottsdale, AZ

Home town:	Appleton
Current & past employers:	PricewaterhouseCoopers, Menasha Corporation
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I have a couple of credit cards that I am making payments on. I would like to consolidate my debt with a better rate.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,908.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403534	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403534. Member loan 403534 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,098 / month
Current employer:	US Federal Government	Debt-to-income ratio:	15.58%
Length of employment:	29 years 5 months	Location:	University Park, IL

Home town:	Chicago
Current & past employers:	US Federal Government
Education:	Benedictine University, Governors State University

This borrower member posted the following loan description, which has not been verified:

I would like to enhance my home by replacing the 21 years old wood deck with a 3 season room and brick patio.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1980	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	58	Months Since Last Delinquency:	21
Revolving Credit Balance:	$33,287.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403548	$19,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403548. Member loan 403548 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Aggregate Knowledge	Debt-to-income ratio:	7.58%
Length of employment:	1 year	Location:	South San Francisco, CA

Home town:	Champaign
Current & past employers:	Aggregate Knowledge, University of Illinois
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I have debt that has accumulated, mostly as a result of moving cross-country for a better-paying job, which included having to sell my house at a significant loss. I am also getting married in a couple of months, and aside from the relief that would come from consolidating my bills into one payment, there'd also be the opportunity to start my new married life in a more responsible financial situation than that which I'm currently in. I'm a reliable borrower; I've never made a late payment in my life, and have always managed my debts responsibly. In addition, I have a well-paying, steady job, and live in an area where my skills are in extremely high demand (which is what made it worth the cost of moving here in the first place). A debt consolidation/wedding expenses loan would go a long ways towards helping me to start anew and improve my situation at a time when my life is supposed to be changing for the better. I'd be really appreciative of the help in making those improvements even greater by making my debts more manageable, and most importantly, giving me the "light at the end of the tunnel" that would come from knowing that everything would be paid off in only 3 years. I hope you'll find that I am a worthy candidate for a loan. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,006.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403607	$1,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403607. Member loan 403607 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	BUSINESS OWNER	Debt-to-income ratio:	19.40%
Length of employment:	1 year	Location:	APPLETON, WI

Home town:
Current & past employers:	BUSINESS OWNER, A to Z machine
Education:	FVTC

This borrower member posted the following loan description, which has not been verified:

looking for extra money to finish updates in home

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,549.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403620	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403620. Member loan 403620 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,667 / month
Current employer:	self-employed	Debt-to-income ratio:	11.08%
Length of employment:	19 years	Location:	Marlton, NJ

Home town:	Passaic
Current & past employers:	self-employed
Education:	Rutgers University at Camden

This borrower member posted the following loan description, which has not been verified:

Looking for better rate vs current credit card. No late payments, great credit history. Currently monthly payment goes mostly to interest. Looking for better rate and slightly lower payment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,791.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403659	$5,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403659. Member loan 403659 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,440 / month
Current employer:	Fox Valley Staffing	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Appleton, WI

Home town:	Milwaukee
Current & past employers:	Fox Valley Staffing, Palermo Villa
Education:	Walden University, University of Wisconsin-Milwaukee

This borrower member posted the following loan description, which has not been verified:

I am a graduate student at Walden University, Minnesota, and my major is public health. I have four courses, an internship and a student project which should take me only 3 to 4 twelve week quarters as a full-time student. I have a BA from 2004 (University of Wisconsin). I currently work full-time but want to work less so I can finish graduate school quickly. I have a 4.0 GPA. Please consider me for a graduate student loan. I can provide net asset information if necessary.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,059.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403703	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403703. Member loan 403703 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	State of Louisiana	Debt-to-income ratio:	7.85%
Length of employment:	1 year 5 months	Location:	St Martinville, LA

Home town:	Loreauville
Current & past employers:	State of Louisiana, All American Paint and Supply
Education:	University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card bills together. I currently owe around $9,000 on a credit card and $7,000 on another credit card.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,149.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403734	$9,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403734. Member loan 403734 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Puritan bakery	Debt-to-income ratio:	17.34%
Length of employment:	3 years 2 months	Location:	Sun Valley, CA

Home town:	Los Angeles
Current & past employers:	Puritan bakery
Education:

This borrower member posted the following loan description, which has not been verified:

Im trying to consolidate my credit card loans into just one payment, I have never been late on any payments.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,754.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 403806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403806	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403806. Member loan 403806 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	metlife	Debt-to-income ratio:	5.36%
Length of employment:	2 years	Location:	GREAT NECK, NY

Home town:	israel
Current & past employers:	metlife
Education:	College of Business managment tel aviv, Isreali Air force

This borrower member posted the following loan description, which has not been verified:

looking to buy my car off the lease for around 3000 and refinance my credit cards. I appreciate your help i am sick and tired of making the credit card companies rich!!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,222.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403890	$5,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403890. Member loan 403890 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	United States Air Force	Debt-to-income ratio:	18.00%
Length of employment:	4 years 11 months	Location:	Winnsboro, TX

Home town:	Orlando
Current & past employers:	United States Air Force
Education:	Northeast Texas Community College

This borrower member posted the following loan description, which has not been verified:

My wife needs this surgery for her self confidence. The doctor told her that she has some of the worst stretch marks he has ever seen. Ever since she had our first child she hasnt felt good about herself and hasnt really been herself. she tries to play it off but i know that this surgery would help her out alot. Your help would be greatly appreciated. Thanks.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,931.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403896	$15,250	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403896. Member loan 403896 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Asplundh	Debt-to-income ratio:	9.44%
Length of employment:	4 years 4 months	Location:	Visalia, CA

Home town:	Visalia
Current & past employers:	Asplundh, Diversified Utility Services Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to purchase new equipment (frozen yogurt machines) for our Frozen Yogurt business here in central California. My wife and I have excellent credit, own a home (not upside down in mortgage) and do not pay anything late. I am a Southern California Edison Contractor (Asplundh) and my wife is a Registered Nurse. Have any questions feel free to ask. email TULESFROZENYOGURT@GMAIL.COM

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,137.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403929	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403929. Member loan 403929 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Nuevo Media Group, LLC.	Debt-to-income ratio:	16.43%
Length of employment:	n/a	Location:	La Jolla, CA

Home town:	San Diego
Current & past employers:	Nuevo Media Group, LLC.
Education:	Mesa College

This borrower member posted the following loan description, which has not been verified:

Hello: This loan, other credit and some small savings will help me finish some of the initial start-up infrastructure for Nuevo Media Group, LLC., D.B.A. Dialogo Public Relations. Specifically, the capital will be applied toward our Web site (www.dialogo-pr.com); wire service (Hispanic PR Wire); San Diego office space; and recruitment for our C.F.O. While we plan to build an intranet portal and consumer social network as part of our client service package, we will begin the sales (RFP) process in July after building and marketing (through sales, SEO and PR) our Web site. This will allow us cash flow while growing the national service we intend to launch in the fall. We will specialize in bringing the 13+ million Hispanic consumers to media/entertainment/sports, professional services, consumer and technology companies.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,256.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 403934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403934	$14,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403934. Member loan 403934 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	NE Carpenters Fund	Debt-to-income ratio:	10.18%
Length of employment:	7 years 7 months	Location:	LUNENBURG, MA

Home town:	Trenton
Current & past employers:	NE Carpenters Fund
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my current credit card balance with Citibank with this loan. As of today I owe $14, 397.74; but I am sure that will go up somewhat with the interest for this month as soon as it hits the account - I am not sure what date that will be. But; I would like the loan from you for the $14, 500; and then I will simply pay the interest balance above that amount.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	25
Revolving Credit Balance:	$25,807.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403953	$20,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403953. Member loan 403953 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	department of public safety	Debt-to-income ratio:	16.94%
Length of employment:	12 years 3 months	Location:	ROYSE CITY, TX

Home town:	Albany
Current & past employers:	department of public safety, united states army
Education:	Savannah State University

This borrower member posted the following loan description, which has not been verified:

Pay off credit card which has an interest rate of 14.9%, and lower debt with a better interest rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,337.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403975	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403975. Member loan 403975 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	American International Group (AIG)	Debt-to-income ratio:	12.45%
Length of employment:	11 months	Location:	Bayonne, NJ

Home town:	Bayonne
Current & past employers:	American International Group (AIG), BCB Community Bank, Inserra Supermarkets
Education:	Hudson County Community College

This borrower member posted the following loan description, which has not been verified:

Due to the economic times I am in major debt. It's very hard to get out of this hole without the help of consolidating these items. With this loan I will be able to drastically reduce the amount owed by paying on average $600-$700 monthly. This is what I pay now on all bills. However, you get no where when there are so many.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,548.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403997	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403997. Member loan 403997 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,576 / month
Current employer:	Ball Aerospace	Debt-to-income ratio:	17.55%
Length of employment:	16 years	Location:	Castle Rock, CO

Home town:	Fort Campbell
Current & past employers:	Ball Aerospace
Education:	Denver Institute Of Technology

This borrower member posted the following loan description, which has not been verified:

I want to get out of credit card debt ASAP. I have a great payment history and credit rating. I've been at the Ball Aerospace for over 15 years.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,279.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404004	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404004. Member loan 404004 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,508 / month
Current employer:	Elevate Group Holdings	Debt-to-income ratio:	24.37%
Length of employment:	15 years	Location:	arlington, TX

Home town:
Current & past employers:	Elevate Group Holdings
Education:	University of Texas

This borrower member posted the following loan description, which has not been verified:

Looking to make an investment in my home by updating the kitchen from the original. The home was built in the early 80's. I plan to stay in the home for a while and the kitchen is one of the "best bang for the buck" for improving home value.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	32
Revolving Credit Balance:	$634.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404076	$13,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404076. Member loan 404076 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Halliburton Co.	Debt-to-income ratio:	12.05%
Length of employment:	5 years 7 months	Location:	Conroe, TX

Home town:	Montclair
Current & past employers:	Halliburton Co., Amercian Trades Institute, Rockwall Dust Systems, Hoffman Installation, Xebek Industrial of Texas
Education:	University of North Texas, North Harris Montgomery Community College District, Richland College

This borrower member posted the following loan description, which has not been verified:

Increasing demand in the franchise market through the economic downturn has prompted me to invest in a business that offers consulting services to highly motivated franchise buyers. The soaring unemployment rate associated with the recent recession has placed large numbers of the unemployed seeking refuge into opportunities they feel they have more control over. Many of these individuals are in their mid 40's and early 50's with executive experience and significant funding in their retirement. They are either uninterested in returning to the job market, or are struggling to do so. Instead, many are looking to the franchise market for relief. The company I hope to establish, The Franchise Emporium, will act as a sub-contractor and/or affiliate to the well established company Business Alliance Inc., by purchasing quality internet leads through the parent company and utilizing it's "Affiliate Only" website links and franchise contacts to aid in introducing the potential client to a host of nearly 300 franchise opportunities. I, as the acting consultant, will likewise help the franchise company in connecting with the best suitable franchisee by sifting through applications that meet the character, territorial, and financial requirements in return for a significant 90% commission. I am currently employed so this business would represent a supplemental income to my full-time income until The Franchise Emporium has obtained equal or greater income than the former. I personally would have funded this opportunity myself, however, my current employer will not allow me to have full access to my 401K to fund the endeavor. However, I do have the option of drawing up to 50% of my 401K to help fund the opportunity should a potential lender consider my circumstances. The $25,000 I humbly request from you, will be allocated to help pay for the business opportunity provided through Business Alliance Inc. The requirement is a one-time start-up fee of $19,900. The cost covers personal one-on-one training, access to BAI's unique franchise database and contacts, access to daily franchise conference calls, 6 months of mentorship, as well as on-going support. The remaining $5,100 will assist in purchasing quality leads given in real time over the course of six months to establish a franchisee pipeline. Commissions are paid to the consultant directly from the franchise company, or indirectly through Business Alliance Inc. The commissions range between $12,500 - $35,000 with the average being between $15,000 and $19,000 per contract. There are approximately 8 to 10 successful contracts per year. After due diligence in reviewing the characteristics and skills necessary of building a franchise consultant/counselor company, I've reached the conclusion that I was born to do this business. I am aggressive toward this opportunity insomuch as to consider every possible alternative of acquiring the funding I need to get started, and will not relent until I have successfully reached my goal. On a personal note: I used to be a trade school teacher. In teaching the trade I was accompanied to, there is no doubt that it came with a sense of accomplishment. However, none can match the fulfillment I received when a student would approached me on personal issues as well as how they can best achieve their objectives. On many occasions upon graduation, students, (and I'm speaking specifically of grown men and women), would often approach me and begin crying, thanking me for the genuine care I gave in helping them. Not only in preparing them for the technical hands-on trade they chose, but in helping them make the right decisions in their personal life as well as the career they were facing in the years to come. A characteristic that comes naturally to me and will become a dynamic asset to the business.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,810.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404148	$5,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404148. Member loan 404148 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Sprint	Debt-to-income ratio:	3.26%
Length of employment:	1 year 8 months	Location:	Aurora, CO

Home town:	Mesa
Current & past employers:	Sprint, Schwans
Education:	Metro University in Denver

This borrower member posted the following loan description, which has not been verified:

Looking for some capital to expand my home based business.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,685.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404179

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404179	$11,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404179. Member loan 404179 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	MSW Print and Imaging	Debt-to-income ratio:	20.69%
Length of employment:	5 years 1 month	Location:	Ypsilanti, MI

Home town:	Gaylord
Current & past employers:	MSW Print and Imaging
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I've racked up a little bit of credit card debt, and while I have no problem making the payments every month and am progressing in paying down the balances, I hate paying the absurdly high interest rates the credit card companies impose on their clients. I wish to obtain a loan so that the money that is going to interest will instead be paying down the principal I owe. I don't miss payments and currently make a at least a $500/mo payment toward these cards, so this loan will fit my budget with room to spare.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	15
Revolving Credit Balance:	$22,261.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404237	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404237. Member loan 404237 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Ira Hirsh	Debt-to-income ratio:	7.70%
Length of employment:	7 years	Location:	Tucson, AZ

Home town:	Brooklyn
Current & past employers:	Ira Hirsh
Education:	Columbia College Chicago

This borrower member posted the following loan description, which has not been verified:

I have recently expanded my business by financing a cashmere company. We started small at the end of 08, with low expectations. I have put close to 100,000 of my own money to help things out. We initially were looking for sales in the 65,000 dollar range for the year. It is May, and we are already up to 165000.00 in pending orders. We are delighted, but a little cash strapped. I have put up 75 percent of the money needed to get additional product from China, where it is produced. This money will essentially be a bridge loan. We are already delivering on product and are receiving payment already. In July, we expect a flow that will give us the head room needed to breathe.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1966	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,864.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404247	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404247. Member loan 404247 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Data Specialties Inc.	Debt-to-income ratio:	7.03%
Length of employment:	3 years	Location:	VISTA, CA

Home town:
Current & past employers:	Data Specialties Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to cover credit card expenses at a lower rate.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,660.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404282	$1,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404282. Member loan 404282 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,376 / month
Current employer:	Gavilon	Debt-to-income ratio:	1.09%
Length of employment:	5 years 1 month	Location:	NEW ALBANY, MS

Home town:	Aurora
Current & past employers:	Gavilon
Education:	Northeast Community College

This borrower member posted the following loan description, which has not been verified:

I'd like to consolidate my debt into one monthly payment.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$205.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404305	$10,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404305. Member loan 404305 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,496 / month
Current employer:	Stanford University School of Medicine	Debt-to-income ratio:	14.98%
Length of employment:	10 months	Location:	Stanford, CA

Home town:	Santa Monica
Current & past employers:	Stanford University School of Medicine
Education:	Westmont College, Stanford University

This borrower member posted the following loan description, which has not been verified:

Hello. My name is Roberto and I am currently a 24-year old medical student at the Stanford University School of Medicine. I am a kind and smart guy that is working on becoming an orthopedic surgeon. In the past (2006) I used Prosper to borrow money to fix up my 1971 Chevrolet Nova Muscle Car and was very pleased with the experience. I borrowed $3,000 and paid it off in 12 months. I am now seeking $10,750 to invest in U.S. equities and will be paying off my loan in 36 months. I am an extremely hard working guy that was top of my class in college. I am a very low risk borrower as I have NEVER been late on a credit card payment or peer-to-peer lending payment. I have a lot going for me and will not risk messing up my credit or reputation by being late on any payments to a lender. I have recently been awarded a prestigious scholarship that will be paying for half of medical school and you can see my bio at http://www.pdsoros.org/current_fellows/ The condensed version of my finances is that I have over $23,000 in cash, all of my vehicles are paid for and worth around $30,000, owe $8000 on my credit cards (that in combination with the fact that as a medical student I get a living allowance of $2500/month, I only use $1700 of it, does not show up as income and causes me to have a low credit score), go to medical school on a near full-ride, and have positive cash flow exceeding $800/month after all my expenses are taken into account. I am getting married this summer and will be living on campus with my wife who just finished her Masters and is a college professor. Her income will cover groceries, gas, and other living expenses meaning that I foresee positive cash flow of over $1100/month starting this fall. I will also be selling two of my classic muscle cars this summer. You may ask why I have $8,000 in credit card debt when I have $23,000 in cash and $30,000 in assets? That is because I have a 0% APR card and have wanted the cash cushion for now. I do not foresee any big expenses as I have already paid for the ring, we have paid for the honeymoon, and our parents are paying for the wedding. I would just rather have that cash available right now as we start our new life together and as soon as my 0% APR deal ends I will pay the cards off. I will have more than enough positive cash flow each month to make the payment on this $10,750 loan. During the summer break between my sophomore and junior years of college I did an investment banking internship and had the opportunity to learn about the world of economics and equities. Since then I have followed the world financial markets with a close eye and have become very passionate about investing. This enormous downturn, the worst since the Great Depression, has left good companies (in infrastructure, tech, agriculture, shipping) trading at a fraction of what they were. It has also removed a large amount of risk in investing and has presented an opportunity with enormous upside potential as a recovery looms on the horizon as has happened after every U.S. economic crisis in history. In 2006 and 2007 I actively invested a sum of $10,000 and turned it into $20,000 through learning to manage risk with stops, investing on a mixture of momentum, news, technical analysis, and fundamentals, not letting emotion, greed, or fear make me hold losing positions, learning to sell my losses and ride my gains, etc. I am happy that I sold everything before the crisis and was able to buy my dream car at the time with the proceeds in late 2007 (2004 BMW 330Ci). Seeing this opportunity after the economic crisis and the recovery on the horizon (next couple years) has once again convinced me to start to move some money ($5,000) back into the market in the past month with a focus on managing risk with tight stops and have made some great profits already. I would like to increase the size of this portfolio as soon as possible with the proceeds from this loan.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,333.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404321	$7,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404321. Member loan 404321 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Marlow and Massoni CPA's	Debt-to-income ratio:	0.00%
Length of employment:	3 years 6 months	Location:	SAN FRANCISCO, CA

Home town:	San Francisco
Current & past employers:	Marlow and Massoni CPA's
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

My boyfriend and I after 3 year are finally going to wed. He has been out of service for a year now, and we are starting to make our life together. We don't want to go over board. He will safe for a down payment of a house and I'll cover the wedding. I would love to make it special, but also don't want to go crazy with it. Reasons to invest in this loan: - I have a good credit history. I actually paid off a loan completely a month ago for $8,000.00 and credit cards for $5,500.00 - I have never missed a payment or had a late payment in my life. Keeping my credit is a top priority. - I've been an accountant for the last 5 years, have a secured, recession prove job. - My current Income-to-debt ratio is 20%. and my FICO is on the high 700s

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404353	$11,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404353. Member loan 404353 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	16.52%
Length of employment:	2 years	Location:	Blue Island, IL

Home town:	Chicago
Current & past employers:
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

The cost of my wedding this coming September has exceeded my estimated budget. This loan will pay the cost of catering. The remaining wedding costs will easily fall within my budget. I expect to be able to pay the balance of this loan in full following the wedding. My fiance and I enjoy secure positions at financially thriving companies. In addition to our dual incomes, we share living expenses.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,324.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404375	$19,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404375. Member loan 404375 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,542 / month
Current employer:	n/a	Debt-to-income ratio:	11.43%
Length of employment:	1 year 9 months	Location:	Milwaukee, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I have credit card debt that I am making slightly over the minimum payment on. I just need the loan to pay off the credit card so my payments have an end date that I will be able to make without the high percentage interest rate.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	22
Revolving Credit Balance:	$11,043.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404376	$3,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404376. Member loan 404376 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.55%
Length of employment:	n/a	Location:	Walnut Creek, CA

Home town:
Current & past employers:
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

I'm requesting this loan so that I can pay for an attorney for my girlfriend. The total cost is $5,000 and I already put the first $1,000 on my credit card. I'm a college student and also have a good paying job. My monthly salary is about $2,000 and my expenses are very low. Rent and Utilities $733 -- soon to be $480 in July Food $160 -- I use a discounted meal plan Right now I have no need for a car or anything else. I am seeking a loan through lending club because I would like to lower my monthly payments and not pay my credit card's interest rate (14.0% variable). I always pay my bills off every month, I have no debt and my credit score is 805 (last checked in March). Please help me, I am very responsible and good with money.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404403	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404403. Member loan 404403 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,907 / month
Current employer:	associated photo	Debt-to-income ratio:	15.62%
Length of employment:	2 years	Location:	homestead, FL

Home town:	havana
Current & past employers:	associated photo
Education:	college

This borrower member posted the following loan description, which has not been verified:

I don???t own money to any one, I work in a very good and stable job where I m the manager, I need this money to get in track with my life again (backup), I been living from check to check and is hard to keep up, I have a 6 years old son and we need to breath a new air.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	59
Revolving Credit Balance:	$829.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404419	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404419. Member loan 404419 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,640 / month
Current employer:	City of Medford	Debt-to-income ratio:	14.15%
Length of employment:	3 years 10 months	Location:	MEDFORD, OR

Home town:	Roseburg
Current & past employers:	City of Medford
Education:	Western Oregon University

This borrower member posted the following loan description, which has not been verified:

I'm 27 years old and recently ended up in the hospital with a DVT (blood clot). I ended up staying four days, most of which was not covered by insurance. A week later I ended up back in the hospital with complications from the medication and treatment. I have to attend doctors' visits every other week, each visit incurring another fee. The hospital requested I make the payment all at once so it's ending up on my credit card. Now the credit card company wants a lump payment. I've never missed a payment on my cards or past loans and I've never been late. I have a secure job and work 40+ hours a week. I make decent money but didn't have enough saved for an emergency of this magnitude. I have the means to make the payments but the credit card company is requesting a lump payment larger than I can afford and they are not willing to work with me on this. This loan will help greatly. There has been a great deal of stress on me and my family on how we could make this payment and a loan is our only option. If I can't get a loan to make this payment, I'll be forced to sell my car and will lose my means of transportation to my doctors' appointments and to work. A note about my credit report - I transferred a majority of my credit card debt to a single card so I would have a single payment. My credit report for this month was generated between the time the balance transfers were charged to the one card and were deposited on the other cards. When I checked my credit report a few days ago, it said I owed about $12,000 more than I actually do (other medical expenses, moving expenses and vehicle repairs). The credit bureau wouldn't take it as an inaccuracy because it should "fix itself" on next month's report. The problem is, I need the loan before my credit report "fixes" itself.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,075.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404448	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404448. Member loan 404448 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	SOGDA Limited, Inc.	Debt-to-income ratio:	19.11%
Length of employment:	3 years 10 months	Location:	Seattle, WA

Home town:	Seattle
Current & past employers:	SOGDA Limited, Inc.
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I am applying for a personal loan to cover legal expenses associated with my divorce. I am responsible person, have full-time job, never been late on any payments (rent, credit cards, utility bills and etc.)

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,391.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404491	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404491. Member loan 404491 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	ING	Debt-to-income ratio:	21.06%
Length of employment:	7 years	Location:	SIMPSONVILLE, SC

Home town:	South Carolina
Current & past employers:	ING
Education:	Lander University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate higher interest debt. I have never missed a debt payment in my life and have no expectation of ever doing so.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,880.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404492	$21,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404492. Member loan 404492 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	n/a	Debt-to-income ratio:	6.69%
Length of employment:	n/a	Location:	San Diego, CA

Home town:	San Diego
Current & past employers:
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

With so many things going on in my life, I'd like to simplify what I can. I want to borrow money so I can pay off all my debt and manage a single payment each month. Thank you I appreciate it!

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,357.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404561	$3,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404561. Member loan 404561 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	Austin Dock & Tram	Debt-to-income ratio:	23.60%
Length of employment:	6 years	Location:	Austin, TX

Home town:	Johnson City
Current & past employers:	Austin Dock & Tram, Super S Foods
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I am trying to purchase a more economical means of transportation. Not a toy or anything like that, mainly riding on back country roads to avoid highway dangers. I have never missed a payment on any credit cards or loans and have been steadily employed for the past 8 years. Also i am buying a $6000 bike for $3000 so if the time comes to sell the vehicle, immediate repayment of the loan will be easily facilitated. Thank you for taking the time to review my request.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,018.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404587	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404587. Member loan 404587 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Ruby Tuesday	Debt-to-income ratio:	3.67%
Length of employment:	8 months	Location:	MIDLAND, MI

Home town:	Midland
Current & past employers:	Ruby Tuesday, Dolce International, Foot Locker
Education:	Davenport University, Delta College, Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

I have been approved for a home loan, and have found a home, but due to unforeseen circumstances, had to use most of my downpayment money on other things.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,048.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404601	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404601. Member loan 404601 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	CatholicHealthcareWest	Debt-to-income ratio:	3.57%
Length of employment:	6 years	Location:	ROSEVILLE, CA

Home town:	Pasig
Current & past employers:	CatholicHealthcareWest, Sutter Health
Education:	Centro Escolar University, Philippines

This borrower member posted the following loan description, which has not been verified:

I would like to know the details of the loan. Thank you

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,927.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404657	$25,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404657. Member loan 404657 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	BUBBLE GUM PRODUCTIONS INC.	Debt-to-income ratio:	10.80%
Length of employment:	10 years 2 months	Location:	FORT LAUDERDALE, FL

Home town:	Minneapolis
Current & past employers:	BUBBLE GUM PRODUCTIONS INC., SCATT HOOVERCRAFT
Education:	FIU & FSU

This borrower member posted the following loan description, which has not been verified:

Hello, I'm seeking a loan to consolidate high intrest credit card debt. I have good credit (727 fico as of 4/30/09) Thanks

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,210.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404663	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404663. Member loan 404663 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Philo Smith Capital Corporation	Debt-to-income ratio:	17.78%
Length of employment:	2 years 5 months	Location:	STAMFORD, CT

Home town:
Current & past employers:	Philo Smith Capital Corporation
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

I made the mistake of using a Discover card while I was poor and in college. I have not been able to get ahead of it since. I haven't charged anything since I graduated in 2006. I've been at the same job, making payments, which have barely decreased the balance. The interest rate keeps going up. I would like to pay it off today, be rid of it, and make reasonable payments to someone else. I hate this credit card.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	34
Revolving Credit Balance:	$4,440.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404666	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404666. Member loan 404666 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	Internatioinal Sushi Academy	Debt-to-income ratio:	6.55%
Length of employment:	6 years 2 months	Location:	La Habra, CA

Home town:	Busan
Current & past employers:	Internatioinal Sushi Academy
Education:	Busan National University

This borrower member posted the following loan description, which has not been verified:

I own the Sushi Academy for 6 years now, and has been this Shshi industry for 21 years. I found the new business place that there are no sushi restaurant within 5 miles. It is such a perfect location + this new space used to be Chinese Restaurant so I do not spend a penny on the equipments. only thing i did to open a sushi restaurant here is to change the interior design and new paint. well I spent my 50K to do all my work and it is ready to open. I also reserve 20K for 3 month cash flow however, I need little bit more money for advertisement(It is little expensive than what i thought), and pay for the sign company. I promise the perfect on-time interest to all my investers. Thank you for reading my listing.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,983.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404683	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404683. Member loan 404683 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,875 / month
Current employer:	Macty's New York	Debt-to-income ratio:	6.76%
Length of employment:	24 years 10 months	Location:	FOREST HILLS, NY

Home town:	Flushing
Current & past employers:	Macty's New York, Macy's, New York
Education:	CUNY Queens College, B.A.

This borrower member posted the following loan description, which has not been verified:

Hello, I have gotten myself into credit card debt again! I have three senior cats with various health problems and the vet bills have been very high. I have also put my extensive needed dental work on my credit cards, not having enough in savings to pay for it outright. I want to pay off four credit cards with one easy to manage monthly payment, and have vowed to myself to pay this debt off, and to work hard to stay debt free in the future. I work in retail cosmetic sales for over 25 years and have a steady full time income. I will be able to make my monthly payment. I am a reliable, balance person who just got into debt and needs help getting out. I appreciate your offer to help. Having found this site through "The Lending Tree Loan site", I realize that I may have to pay a higher interest rate than other borrowers with a higher credit score. I'm prepared to pay a higher than normal rate, and will diligently work to pay off the entire loan, helping me to raise my credit score, and face a better financial and emotional future with your help. Thank you in advance, Karen

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	31
Revolving Credit Balance:	$7,589.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404709	$12,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404709. Member loan 404709 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,683 / month
Current employer:	Keyhole Road Assist	Debt-to-income ratio:	7.96%
Length of employment:	9 months	Location:	GARLAND, TX

Home town:	Trenton
Current & past employers:	Keyhole Road Assist, Allentown Caging, Hibbert Group, Pier 1 Imports, AMC Entertainment, Acme Markets
Education:	Mercer County Community College

This borrower member posted the following loan description, which has not been verified:

I always pay my debts on time and I want to get rid of my credit cards forever. My family owns the company I work for, so even though I've only been there a short time, I have a very stable job.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,656.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404712	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404712. Member loan 404712 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Your Deal Source, LLC	Debt-to-income ratio:	12.96%
Length of employment:	2 years 4 months	Location:	Hampden, MA

Home town:	Springfield
Current & past employers:	Your Deal Source, LLC
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

Thanks for looking and for your interest. I'm looking for a $25k loan for inventory and cash flow for my small business. We sell Toys and Electronics on Amazon.com and www.yourdealsource.com. We've been in business for two years, and last year revenues were $400k. We're hoping to break $800k this year but need more cash for inventory and general business expenses. If you have any questions, please feel free to email me. Thank you again!

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,204.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404765	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404765. Member loan 404765 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	15.36%
Length of employment:	1 year 3 months	Location:	El Paso, TX

Home town:	El Paso
Current & past employers:	AT&T Inc., Time Warner Cable, Office Depot
Education:	The University of Texas at El Paso, American College of Computers & Information Sciences

This borrower member posted the following loan description, which has not been verified:

I am the owner of Lucky Dog Sports Gear a small internet based sports memorabilia retailer which has been in business since 2006. I began selling just NASCAR products but have expanded into NFL, NBA and MLB. I currently sell through Ebay and Amazon.com. Each year we have been in business we have had an increase in sales and have had a strong start to this year despite the slow down in retail purchasing but are expecting a strong holiday season. I am looking to use this loan to consolidate business debt at a lower interest rate and continue to expand my product line with the future plans of opening a physical location. I have borrowed funds in the past from another p2p lender and paid the loan off in full. I want to take advantage of this economic down time to get Lucky Dog Sports Gear in a strong financial position with adequate inventory for the holiday season. I want lenders to take a chance to fund Lucky Dog Sports Gear and make money from the interest.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	79
Revolving Credit Balance:	$11,078.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404823	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404823. Member loan 404823 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	Sentara Obici Hospital	Debt-to-income ratio:	21.85%
Length of employment:	8 years	Location:	Windsor, VA

Home town:	Norwalk
Current & past employers:	Sentara Obici Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to help my daughter finish with Nursing school so she can get on her feet the right way. I always pay my bills on time and most of the time I pay my bills off as soon as I get them. I am just a father that wants to be able to help my child in ways that I was unable to help her growing up. Thank you for your support.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,806.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404848	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404848. Member loan 404848 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	LACEY MFG	Debt-to-income ratio:	15.82%
Length of employment:	8 years 6 months	Location:	BRIDGEPORT, CT

Home town:	Bridgeport
Current & past employers:	LACEY MFG, clairal
Education:

This borrower member posted the following loan description, which has not been verified:

I HAVE TO PAY FOR SCHOOL

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,643.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404854	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404854. Member loan 404854 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	BSGPC	Debt-to-income ratio:	2.00%
Length of employment:	8 months	Location:	Vienna, VA

Home town:
Current & past employers:	BSGPC, E-Trade
Education:	George Mason

This borrower member posted the following loan description, which has not been verified:

I recently bought a place, would like to finance my furniture without opening a credit card to each and every stores.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,309.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404857	$8,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404857. Member loan 404857 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Navy Federal Credit Union	Debt-to-income ratio:	23.42%
Length of employment:	9 years 5 months	Location:	ASHBURN, VA

Home town:	Beale Air Force Base
Current & past employers:	Navy Federal Credit Union, Staples, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I currently have a loan that I am trying to payoff as it's payments per month are 360 for the next three years. I am trying to buy a house and paying off this loan is the only thing holding me back.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,964.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404859	$7,800	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404859. Member loan 404859 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,000 / month
Current employer:	Self	Debt-to-income ratio:	1.08%
Length of employment:	8 years 9 months	Location:	Benson, MN

Home town:	Benson
Current & past employers:	Self, Jimmys Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

We would like to add a nursery and do landscaping

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	39
Revolving Credit Balance:	$7,987.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404870	$3,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404870. Member loan 404870 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Liberty Pest Control	Debt-to-income ratio:	13.32%
Length of employment:	2 years 2 months	Location:	DUNLAP, CA

Home town:	Anchorage
Current & past employers:	Liberty Pest Control, Clark Pest Control, Krispy Creme
Education:

This borrower member posted the following loan description, which has not been verified:

Medical expenses not covered, deductable not met this year.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,099.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404944	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404944. Member loan 404944 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Columbia County Sheriff's Office	Debt-to-income ratio:	14.93%
Length of employment:	1 year 4 months	Location:	Martinez, GA

Home town:	Rochester
Current & past employers:	Columbia County Sheriff's Office, Richmond County Sheriff's Office
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

My wife and I have a retaining wall that holds up our neighbor's driveway. The wall was constructed over 20 years ago and is made of cinder blocks and does not have a drainage system or a solid footer. Our neighbor's house is a rental property and we have tried to work with him to repair the wall. Unfortunately, he could care less about his property, since he does not live there, and is not willing to help out at all. My wife and I moved to Georgia 4 years ago from Rochester, NY. We bought our first house when we moved here. The house was a bank repo and we put countless hours into making it livable. It is now a beautiful 3 bedroom, 1 1/2 bath ranch. We have a nice size lot but we have been unable to do anything with it because of the wall. The wall is leaning and continues to get worse. We are deathly afraid that the wall is going to fall soon and cause more damage than we can afford. With the poor drainage, and the water running off from our neighbor's driveway, we cringe when we hear a storm is coming! On a personal note, I am a deputy sheriff and my wife is an accountant. We have a 10 year old son and we both are enrolled in college full time. We are very responsible people and we are working to obtain our degrees (I will have my BS in Psychology in June and my wife will have her BA in Accounting in November) to better ourselves. We are not looking for an easy way out. We are simply asking for someone to give us the opportunity to get this wall repaired so that we can move on. Please feel free to contact us if you have any questions or concerns and we will be more than happy to address them. We have pictures of the wall as well as estimates for the removal of the existing wall and construction of a new wall with proper drainage if anyone is interested. We thank you in advance and look forward to hearing from you.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	70
Revolving Credit Balance:	$9,528.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404976	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404976. Member loan 404976 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	DuPont	Debt-to-income ratio:	15.72%
Length of employment:	1 year 7 months	Location:	Crofton, MD

Home town:	Crofton
Current & past employers:	DuPont
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

Hello! First off, I want it to be known that I am a prior borrower on Lending Club, and after 13 months of on-time auto-debit payments, I paid off my loan, in-full, early. This should prove that I will pay loans back as my credit is very important to me. I have saved up a lot of money and recently paid off all my credit cards (~$9,000). I was able to file a tax extension for 2008 taxes so that I have one more month to contribute to my Roth-IRA. I would like to get a loan from LC so that I may contribute to my IRA and have some spare money on hand to pay down other small bills. My credit and loyalty is very important to me, so I should not be considered an investment risk. I do not know if my credit report will show all the payoffs, as they were made at the end of March, but I will post screen shots of them if necessary. I appreciate your help!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404984	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404984. Member loan 404984 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Allstate	Debt-to-income ratio:	5.81%
Length of employment:	1 year 1 month	Location:	SPRING, TX

Home town:	HOuston
Current & past employers:	Allstate, The Travelers Companies Inc., Mothers Against Drunk Driving
Education:	The University of Texas at Austin, The John Marshall Law School

This borrower member posted the following loan description, which has not been verified:

I bought my 2005 Dodge Durango Limited from my Cousin. It is in perfect condition with leather seats, moon roof etc. Online it goes for anywhere between 14k-16K. I borrowed the initial payment from my parents and I need to refinance it to pay my parents back.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$90.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405012	$16,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405012. Member loan 405012 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$26,667 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	1.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	Bridgeton
Current & past employers:	Morgan Stanley
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

I will have no problems affording this loan.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,442.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405031	$4,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405031. Member loan 405031 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	4G Wireless	Debt-to-income ratio:	14.55%
Length of employment:	2 months	Location:	las vegas, NV

Home town:	Tamuning
Current & past employers:	4G Wireless, Guamcell Communications, Guam Wireless Telephone Company
Education:	University of Guam

This borrower member posted the following loan description, which has not been verified:

Just moved and got a new job. Trying to pay off as much credit card debt as I can as well as bring down my current personal loan so I can save money and eventually be debt free. I want to pay off my credit cards and close them, pay down my personal loan or have it completely paid off with a lower loan amount. Want just one loan, one bill that I can afford.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,085.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405044	$9,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405044. Member loan 405044 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	8.21%
Length of employment:	3 years	Location:	CONCORD, CA

Home town:	San Francisco
Current & past employers:	Kaiser Permanente, Tony la Russas animal rescue foundation, US marketing and promotions
Education:	Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

Purpose of my loan is to consolidate my debts into one payment. I want to clean up loose ends and get out of credit card debt. Having one account to pay will simplify my finances. I will pay more than the minimum amount and I have solid employment with Kaiser Permanente health care provider. Thank you!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	66
Revolving Credit Balance:	$19,696.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405100	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405100. Member loan 405100 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	R.R. Donnelley & Sons	Debt-to-income ratio:	8.35%
Length of employment:	1 year	Location:	Danville, KY

Home town:	Danville
Current & past employers:	R.R. Donnelley & Sons, American Tokyo Rope (ATR)
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate the remaining balance on two credit card balances and for home improvement. I have been married for 33 years with one son, who is currently serving the country in the Air Force. I worked for A.T.R. , a wire manufacturer for 27 years before they went out of business due to the economic downturn. I am currently employed with a publishing company for the past year. I am financially stable and responsible. Looking to payoff some credit card debt and add a sunroom to my home. I am coming to the lending club community to help me go into retirement debt free and build a nice sunroom to enjoy a cold glass of iced tea. I will answer all question from potential lenders at my earliest convience. I thank you for viewing my listing.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$17,737.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405105	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405105. Member loan 405105 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	2.26%
Length of employment:	n/a	Location:	STATEN ISLAND, NY

Home town:	brooklyn
Current & past employers:
Education:	CUNY John Jay College Criminal Justice

This borrower member posted the following loan description, which has not been verified:

College expenses for my son for next semester; books and all expenses

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,977.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405124	$4,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405124. Member loan 405124 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Charles Grayson Salon and SoCap	Debt-to-income ratio:	13.26%
Length of employment:	10 months	Location:	Rock Hill, SC

Home town:	Grove City
Current & past employers:	Charles Grayson Salon and SoCap, Ecotage Salon and Spa
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, My credit score is good and my income is around 41000/year. I own a home, but my mortgage payment is 0 because my fiance takes care of all of the bills. My responsibilities are relatively low, so repaying this loan would be no problem at all. Thanks! Lindsay Schiller

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,596.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405167	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405167. Member loan 405167 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Hoboken Fire Dept	Debt-to-income ratio:	7.01%
Length of employment:	1 year 4 months	Location:	HOBOKEN, NJ

Home town:	Rahway
Current & past employers:	Hoboken Fire Dept, Home Depot
Education:	Monmouth University, Middlesex County College

This borrower member posted the following loan description, which has not been verified:

I intend to pay off my credit cards. I have a full time job as a fire fighter; and a part time job working at a big box home improvement store with an average of 30hrs a week. I've more than doubled monthly payments and also made an extra payment per month in the past. Its just that my payments were spread over three cards so it doesnt feel like I was redusing the debt as fast as i'd like. Considering this economy, I believe I have one of the few careers where the thought of getting laid off is close to nill and it also provideds substancial pay increases over the span of my career. In the past I received a loan of 5K and change that was paid off earlier than the 18 months while I only had one job.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	28
Revolving Credit Balance:	$14,380.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405274	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405274. Member loan 405274 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Morongo Unified School District	Debt-to-income ratio:	7.00%
Length of employment:	9 years 5 months	Location:	Yucca Valley, CA

Home town:	Nashua
Current & past employers:	Morongo Unified School District, Copper Mountian College
Education:	National University, Arizona State University

This borrower member posted the following loan description, which has not been verified:

To pay contractors engaged to remodel.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	77
Revolving Credit Balance:	$6,024.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405291	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405291. Member loan 405291 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RightWay Inc.	Debt-to-income ratio:	3.92%
Length of employment:	3 years 4 months	Location:	Oklahoma City, OK

Home town:	Chandler
Current & past employers:	RightWay Inc.
Education:	Oklahoma State University-Oklahoma City

This borrower member posted the following loan description, which has not been verified:

Hi my name is Shanna and I am requesting this loan to invest in a very profitable family business. The project I'm wanting the loan for is an Upscale Hair Salon which my family has owned for years. My Mom is trying to retire and I need the money to by her out. She is handing over the facility to take over payments. I am currently working for a very successful company and making good money. This is just something that will be a second income for me and my children. I want to be able to hand something down to them in the long run from there grandparents. Your money is secure with me since business is already be in place for years and the same managment that is currently there will stay there. I still plan on working with my current employers and keeping this secure income coming in. Thank you for taking the time out and looking over my request.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405303	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405303. Member loan 405303 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	artfield and craftsmen inc.	Debt-to-income ratio:	9.77%
Length of employment:	14 years 1 month	Location:	ALHAMBRA, CA

Home town:	mississauga
Current & past employers:	artfield and craftsmen inc.
Education:	Loyola Marymount University

This borrower member posted the following loan description, which has not been verified:

I have one Citibank credit card that all of the sudden went from 9.99% to 24.99% APR for no apparent reason. I have been a very good customer for over 10 years, never missed a payment, and now they are saying I am a risky customer. I do not have any late payments on my credit or over the limit, not in collection, or anything. I do not know why they would do that. I have a 15k limit and barely at $6400 as of now and they are worried I will become credit unworthy for some reason.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	40
Revolving Credit Balance:	$15,377.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405365	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405365. Member loan 405365 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sycuan Casino	Debt-to-income ratio:	16.84%
Length of employment:	6 years 5 months	Location:	Alpine, CA

Home town:	San Diego
Current & past employers:	Sycuan Casino, US Air Force
Education:	San Diego State University-Main Campus, Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off a credit card in a timely manner while saving on interest. I pay all my bills on time and would rather pay interest to people like me instead of a credit card company or a bank.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,983.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405428	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405428. Member loan 405428 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,191 / month
Current employer:	Retired-on private disability&SS	Debt-to-income ratio:	13.36%
Length of employment:	n/a	Location:	Palm Springs, CA

Home town:	Cleveland
Current & past employers:	Retired-on private disability&SS, Associated Financial Group-Exec. V.P., FINRA (f/k/a NASD)
Education:	BS in Economics-John Carroll University, MBA - Pepperdine University

This borrower member posted the following loan description, which has not been verified:

Recently my primary credit card issuer raised my rate without any reason to do so. I am looking for a lower rate. Also, I would like to consolidate small balances into this loan. I am a good candidate due to: --I own my house free and clear --I own another small home that I use for my office and for guests visiting, free and clear --I have a steady income of $7,191 per month --I have over $420,000 in a rollover IRA

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1979	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,043.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405486	$9,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405486. Member loan 405486 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	OU Medical Center	Debt-to-income ratio:	23.52%
Length of employment:	3 years	Location:	NORMAN, OK

Home town:	Tulsa
Current & past employers:	OU Medical Center
Education:	University of Oklahoma Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

Hi, the personal loan will be used to help with income while I am on pregnancy leave. I am scheduled to return to work in July 09. I have excellent credit and always pay my debts on time. Also, my husband just finished college and will be employed in the education system by August 09.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,405.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405492	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405492. Member loan 405492 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	us postal service	Debt-to-income ratio:	20.50%
Length of employment:	18 years 5 months	Location:	NORFOLK, VA

Home town:	brooklyn
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I'm applying for this loan in order to pay off some debts.This would be the first step at rebuilding my credit.My plan also calls for the refinancing of my car loan,and obtaining a part time job to put towards my mortgage.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	40
Revolving Credit Balance:	$18,454.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405494	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405494. Member loan 405494 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	MTA	Debt-to-income ratio:	3.81%
Length of employment:	27 years	Location:	YONKERS, NY

Home town:	Brooklyn
Current & past employers:	MTA
Education:

This borrower member posted the following loan description, which has not been verified:

The wedding is already 70% paid off, this is just to make sure everything I had plan for my son is made possible, whatever i don't use will we be paid back to my loan debt.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405548	$15,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405548. Member loan 405548 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	CashCall Inc.	Debt-to-income ratio:	18.67%
Length of employment:	4 years 5 months	Location:	IRVINE, CA

Home town:	San Diego
Current & past employers:	CashCall Inc., HSBC, Household International, Glendale Federal Bank
Education:	Grossmont College, Southwestern College

This borrower member posted the following loan description, which has not been verified:

I have a stable job in the financial services industry as a Vice President of Loan Servicing. I have been in this industry for 25 years with each subsequent position having more responsibility. Being in this industry I truely understand the importance of paying your debts off and on time. As you can see from my credit report all bills have been paid on time. I would like to obtain a loan to consolidate my credit cards and get them paid of in a shorter time frame.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,757.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405562	$3,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405562. Member loan 405562 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	State of California	Debt-to-income ratio:	21.95%
Length of employment:	11 years 6 months	Location:	Paso Robles, CA

Home town:	Paso Robles
Current & past employers:	State of California
Education:	Cuesta Community College

This borrower member posted the following loan description, which has not been verified:

My son has a part time job and would be able to help out with a small monthly payment. I want him to attend Community College full time when he graduates from High School so we are hoping for a reasonable payment.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	55
Revolving Credit Balance:	$5,677.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405571	$6,450	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405571. Member loan 405571 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	FlightSafety International - Berkshire Hathaway	Debt-to-income ratio:	20.48%
Length of employment:	1 year	Location:	Savannah, GA

Home town:	Amherst
Current & past employers:	FlightSafety International - Berkshire Hathaway
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

Hello, and thanks for taking a moment to consider my loan request. I'm a young, ambitious female professional and a graduate of the University of Michigan. Like many other people my age (and of all ages, for that matter), many of my life goals are held in check by the need for financing. I'm applying to business school at the University of Florida, but with the credit market tightening up, I know I'll need to expand my student loan options beyond the usual lenders. I have a full-time job with a very stable company, so I know I will have no problem fulfilling the monthly payment commitments. I hope you'll agree that I'm a very low risk and will make very productive use of your investment capital.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,065.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405577	$14,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405577. Member loan 405577 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Houston Chronicle	Debt-to-income ratio:	18.66%
Length of employment:	9 years 6 months	Location:	Houston, TX

Home town:	Alexandria
Current & past employers:	Houston Chronicle
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking a personal loan to consolidate my debt. I would like to become debt free by the next 3 years or sooner! I am responsible with my payments and I have never been late. I looked into a conventional loan but most banks are not lending these types of loans these days. I also have cosigner for any extra security if this loan is accepted.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,168.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405585	$1,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405585. Member loan 405585 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Frito Lay	Debt-to-income ratio:	4.46%
Length of employment:	2 years	Location:	chula vista, CA

Home town:	San Diego
Current & past employers:	Frito Lay
Education:	Southwestern College

This borrower member posted the following loan description, which has not been verified:

hey guys. my car is currently having problems. i requested 3,000 but only approved for 1,600.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,524.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405602	$16,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405602. Member loan 405602 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,667 / month
Current employer:	BOOZ ALLEN HAMILTON	Debt-to-income ratio:	4.29%
Length of employment:	3 months	Location:	FAIRFAX, VA

Home town:	Charlotte
Current & past employers:	BOOZ ALLEN HAMILTON
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I recently got a great paying job with a Fortune 500 company and I'm trying to get a better rate on the credit card I opened in college. After raising my rate and being completely unwilling to negotiate, I decided to try Lending Club.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,601.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405608	$9,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405608. Member loan 405608 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Air Systems, Inc.	Debt-to-income ratio:	13.85%
Length of employment:	2 years 1 month	Location:	San Jose, CA

Home town:	Mountain View
Current & past employers:	Air Systems, Inc., Nissan, Sharper Image
Education:	West Valley College

This borrower member posted the following loan description, which has not been verified:

Old bike was stolen. Going to be paid off next week. Found a new bike that I would like to purchase. It is a 2008 Yamaha R1.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,468.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405651	$17,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405651. Member loan 405651 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Spectrum Health	Debt-to-income ratio:	19.44%
Length of employment:	10 months	Location:	Grand Rapids, MI

Home town:	Livonia
Current & past employers:	Spectrum Health, Staples, OfficeMax
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

Good credit and good payment history.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,583.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405699	$10,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405699. Member loan 405699 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Napa Women's Medical Group	Debt-to-income ratio:	7.45%
Length of employment:	9 months	Location:	Napa, CA

Home town:	Brooklyn
Current & past employers:	Napa Women's Medical Group
Education:	NY College of Osteopathic Medicine, Boston University, St Francis College, NY

This borrower member posted the following loan description, which has not been verified:

I am a physician who worked in NY for over 12 years. I was living separately from my husband for years because we both had children from previous marriages. My plan was to move to California to be with my husband when my children got older, and I did that this past year. However, there is something called a "tail" for coverage on my malpractice insurance that I would have to pay when moving out of state, in case a lawsuit was filed AFTER I moved, regarding a case that occurred prior to moving. This tail was $90,000. I thought I would be able to get a loan to pay the tail, but no one will lend me money because, now that I have moved, I have not been at my new address or new job long enough to qualify for a loan. I have a new job, as an employed physician, and I still own my home in NY, which has about a $100,000.00 mortgage on it but it is worth (recently appraised) $365.000. Again, no one will give me an equity loan, or a re-fi because i am not LIVING in that house now. So what did I have to do? Borrow some money from family, and put the rest on credit cards, at very high rates. And NOW, no one will gie me a loan because I have "too much revolving debt" on my credit cards. So I am truly stuck......

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	2
Revolving Credit Balance:	$16,652.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405708	$18,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405708. Member loan 405708 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,983 / month
Current employer:	Lennar Corp.	Debt-to-income ratio:	7.34%
Length of employment:	2 years 6 months	Location:	Columbus, NJ

Home town:	Akron
Current & past employers:	Lennar Corp.
Education:	Princeton University

This borrower member posted the following loan description, which has not been verified:

I would like to take out a $18,000.00 loan broken down as following: $12,000.00 for school tuition payment for my kids education and a $6,000.00 home improvement. I have a soild source of income, making a base salary of $147,000, plus bonus. My credit scores as of May 15th averaged 699 with a high of 718 and low of 683. I like using Lending Club for my credit source due to their competive rates and convenience. My credit report will indicate solid, on time payment history. I will provide any additional information as requested. This is a very safe and smart investment for any of you. I thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,526.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405724	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405724. Member loan 405724 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,350 / month
Current employer:	Buck Consultants	Debt-to-income ratio:	18.45%
Length of employment:	2 years	Location:	Colma, CA

Home town:	San Diego
Current & past employers:	Buck Consultants
Education:	University of California-Berkeley (Cal UC Berkeley), San Francisco State University

This borrower member posted the following loan description, which has not been verified:

Trying to get a better interest rate than my current credit card interest rate. I used my credit card a lot during college, for necessary purchases, and am now financially stable enough to pay off what I owe.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,855.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405727	$15,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405727. Member loan 405727 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Mesquite ISD	Debt-to-income ratio:	4.06%
Length of employment:	7 years	Location:	DALLAS, TX

Home town:	Plattsburg
Current & past employers:	Mesquite ISD
Education:	Southern Methodist University, Amberton University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards whose interest rates are high due to spending by a second party. I would like to consolidate these and pay the debt off early. I am a teacher with a solid income and no dependents. I rent, and have a second income during the summers.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,594.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405759	$4,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405759. Member loan 405759 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Riverside School District	Debt-to-income ratio:	18.28%
Length of employment:	6 months	Location:	Scranton, PA

Home town:	East Smithfield
Current & past employers:	Riverside School District, Macy's Inc.
Education:	Marywood University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay for my summer classes at the college i attend and be purchasing a notebook computer so i can be up to date with writing and getting my work done.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$842.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405774	$10,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405774. Member loan 405774 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Port of Los Angeles	Debt-to-income ratio:	21.84%
Length of employment:	1 year 4 months	Location:	Huntington Beach, CA

Home town:	Madera
Current & past employers:	Port of Los Angeles, The Home Depot 2004-2008
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I am currently paying high interest rates on 2 different credit cards. Both these credit cards are 18% and 19.5%. I am a recently college graduate and have my Bachelors of Science degree in Civil Engineering. I am currently working for the Port of Los Angeles. I have no problem making the payments on my credit cards, I am just wanting to consolidate my debt and pay less in interest. My goal is to be able to pay this loan off within a year.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,773.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405789	$18,250	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405789. Member loan 405789 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Contra Costa County Office of Education	Debt-to-income ratio:	14.27%
Length of employment:	14 years 9 months	Location:	Walnut Creek, CA

Home town:	NYC
Current & past employers:	Contra Costa County Office of Education
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

I'm hard working, been a speech pathologist for 29 years working with disabled children. My husband has been on SS disability for 5 years. Younger son in college, I took on a Saturday job but unfortunately, too much credit card debit- at 20+%! Due to tight credit, unable to refinance house (but we are NOT underwater!).Luckily, my job is secure. I feel like I can't catch up with these interest rates!

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	6
Revolving Credit Balance:	$127,393.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405840	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405840. Member loan 405840 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	92nd St Y	Debt-to-income ratio:	3.77%
Length of employment:	2 years 9 months	Location:	Astoria, NY

Home town:	Asoria
Current & past employers:	92nd St Y, Beth Israel Medical Center
Education:	CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

hello, I'm requesting this loan today to start a new life with my 2 sons (ages 5 & 10). I'm leaving my husband to embark on a journey to independance. where I can raise my children with high values and morals while providing the comfortablility they're acustom to. Unfortunately I don't have enough money saved to rent and furnish an apartment. this loan will be my starting point in showing my sons that anything is possible. I'm very responsible and committed to everything I set my mind to. I have a stable job, good credit, and an exciting future ahead of me. thank you for your time and consideration. Tatiana

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,946.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405854	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405854. Member loan 405854 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,417 / month
Current employer:	wayu planet	Debt-to-income ratio:	13.94%
Length of employment:	1 year 11 months	Location:	melbourne, FL

Home town:	maracaibo
Current & past employers:	wayu planet
Education:	Brevard Community College

This borrower member posted the following loan description, which has not been verified:

i have recently acquired a Mobil gas station, but i am needing 20,000 for the gas deposit in order for me to start operating the store. The store is open and running under the name of the previous owner.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$132.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405857	$5,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405857. Member loan 405857 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Town of Wareham	Debt-to-income ratio:	9.48%
Length of employment:	3 years 2 months	Location:	East Wareham, MA

Home town:	New Haven
Current & past employers:	Town of Wareham
Education:	Stonehill College

This borrower member posted the following loan description, which has not been verified:

I am looking to finance the payment for a motorcycle. I am a responsible borrower and have held a fulltime jobs for three years since graduating college. I have almost unlimited amount of potential for overtime and extra income so I can always earn more money to help pay bills.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,096.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405879	$10,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405879. Member loan 405879 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	ECOSSE CORP	Debt-to-income ratio:	2.17%
Length of employment:	10 years 5 months	Location:	SPRING, TX

Home town:	Nottingham
Current & past employers:	ECOSSE CORP
Education:	Strathclyde University

This borrower member posted the following loan description, which has not been verified:

Purchase Minivan

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$390.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405885	$4,750	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405885. Member loan 405885 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,333 / month
Current employer:	Andrew Solomon	Debt-to-income ratio:	19.23%
Length of employment:	1 month	Location:	brooklyn, NY

Home town:	Santa Monica
Current & past employers:	Andrew Solomon, Droga5, Pentagram, Double Feature Films
Education:	School of Visual Arts, Gallaudet University, Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I was unemployed for approximately 7 months after graduation, during this time I worked some odd jobs but I depended on my credit card to feed myself. Now I just landed a stable, good paying job. I want to clean up my finances, but unfortunately my bank jacked up the interest rate on my card to 18.99% APR. I have no problem meeting the minimum payments (and then some) but don't want to pay for my balance until I'm a wizened old man. Also I want to get rid of this debt asap, so I can start building a nest egg for myself.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,744.00	Public Records On File:	0
Revolving Line Utilization:	13.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405894	$3,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405894. Member loan 405894 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	FM Global	Debt-to-income ratio:	11.00%
Length of employment:	6 years 2 months	Location:	Bay Point, CA

Home town:	Okinawa
Current & past employers:	FM Global
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan because I would like to consolidate my debt. Currently I have 2 credit cards and a small loan that I would like to consolidate into one payment. I believe this would help me stay better on top of my situation, as well as help me with a possible lower interest rate. ~thank you for your time~

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,371.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405907	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405907. Member loan 405907 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Dave & Buster's	Debt-to-income ratio:	16.23%
Length of employment:	2 years 7 months	Location:	Conroe, TX

Home town:	Bryan
Current & past employers:	Dave & Buster's, American Eagle Outfitters
Education:	University of North Texas

This borrower member posted the following loan description, which has not been verified:

I will participating in an unpaid internship in New York City this summer to further my education at the University of North Texas. I just found out about this amazing opportunity a week ago and it is past the deadline for a student loan from the school.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,146.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405930	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405930. Member loan 405930 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	OPTIMIZED CASH FLOW	Debt-to-income ratio:	0.36%
Length of employment:	3 years 6 months	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	OPTIMIZED CASH FLOW
Education:

This borrower member posted the following loan description, which has not been verified:

OCF Green Ventures, Inc. is a recently registered Nevada corporation that will sell integrated Solar Energy / Shade Structures incorporated with 3rd generation solar photovoltaic organic cells and materials, offering not only superior ultra violet sun blocking as well as protection from wind and rain, but also the most technologically advanced, economical, and innovative green energy solution, by generating clean, green energy from the sun above, while protecting everything below; these are fully-functional, aesthetically pleasing, large and small and highly efficient green-friendly tension-membrane or fabric shade structures with uses ranging from umbrellas, awnings, and canopies at private residences to parking lot shade structures, shaded areas at sports stadiums, amphitheaters, shopping malls, car washes, car dealerships, hotels/resorts/casinos, restaurants, golf courses, public walkways, marinas, and any place where the comfort and safety of shade and green energy generation are desired. For detailed information / business plan please visit: http://www.optimized-cashflow.com/skypowerbp.pdf

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,222.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 405940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405940	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405940. Member loan 405940 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	9.82%
Length of employment:	3 years 9 months	Location:	BALTIMORE, MD

Home town:	Philadelphia
Current & past employers:	Northrop Grumman, Restoration Hardware, London Fog
Education:

This borrower member posted the following loan description, which has not been verified:

I am going to use this money to pay off the negative equity in my 1st car (which requires some major engine work) so I don't have to keep (2) cars on my insurance. I plan on either donating the car for a tax writeoff or selling it to a dealer like Carmax and using whatever I get for it to pay down the principal.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,554.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405955

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405955	$4,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405955. Member loan 405955 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	22.32%
Length of employment:	n/a	Location:	BETHLEHEM, PA

Home town:
Current & past employers:	US POSTAL SERVICE
Education:	HIGH SCHOOL

This borrower member posted the following loan description, which has not been verified:

PERSON WITH PROPERTY NEEDS LOAN TO CONSOLIDATE AND WORKING CAPITAL ,2 UNITS READY FOR RENTAL SOON WITHIN TWO WEEKS.I AM RETIRED FROM POST OFFICE WITH PENSION AND RENTAL PROPERTY IN BETHLEHEM PA.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	14
Revolving Credit Balance:	$12,121.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 405960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405960	$7,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405960. Member loan 405960 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Artisan Music Studios	Debt-to-income ratio:	0.41%
Length of employment:	9 years 6 months	Location:	Woburn, MA

Home town:	Toronto
Current & past employers:	Artisan Music Studios
Education:	The New England Conservatory of Music (Master of Music), Humber College, Toronto CA (B.A Music)

This borrower member posted the following loan description, which has not been verified:

I am the Executive Director of an early childhood music education company. We are committed to providing quality music instruction and supplies for students of all ages and levels. Our staff is comprised of highly-trained musicians who have been carefully selected based on their love for working with children and passion for music education. We currently offer music programs at 34 locations within our surrounding area. These include schools in the Public School system, as well as a number of private schools and community centers in the area. We have been in operation for almost 10 years. I am applying for this loan to extend the business. We are well advanced in the process of renovating and opening a music immersion childcare center with a strong emphasis on the arts. We will offer a uniquely balanced curriculum that is both academically stimulating and fun, as children associate learning with specialized early childhood music instruction. The center will serve 82 children in six classrooms, infant through preschool age, and will offer full day care year round. This loan will help cover the cost of furnishing the center. The center is being renovated as a "green" facility and programming will incorporate environmental awareness through various activities, such as our summer gardening program. The center is conveniently located on 2 acres of beautifully maintained grounds where children will enjoy a variety of outdoor activities. I really believe that the Arts are truly essential to a child's overall education, and decry the current decline of the Arts in today's educational system. Not only is this a solid investment, but you are also contributing to a good cause. I am a hardworking individual, and I believe in honesty and integrity in my business. I will honor your investment in this business.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,533.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405963	$5,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405963. Member loan 405963 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,306 / month
Current employer:	Instrumentation Laboratory	Debt-to-income ratio:	14.35%
Length of employment:	2 years 6 months	Location:	Lynn, MA

Home town:
Current & past employers:	Instrumentation Laboratory, United Airlines
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

I have a credit card for which I added my mother as an authorized user. She put my credit card over the limit which caused my rate to increase to 29.99 percent. Note that I have always paid to bring it back down below the credit limit and have never been late paying this card. I have since taken the credit card away from her and plan on closing the account. For the last three years I have not had a single late payment on any of my credit cards / home loan / student loans / etc. The only blemish on my credit report is a car loan I co-signed for a friend. When he stopped paying, I paid off the loan so that it would not destroy my credit and took ownership of the car. That loan has since been paid off and the car sold. I work full time and I own a two-family home which I rent as two individual units. The purpose of this loan is to send a nice F-You to my credit card company because they would not lower my rate even though I have had a good payment history with them.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,659.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405980	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405980. Member loan 405980 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	Marcum & Kliegman	Debt-to-income ratio:	24.62%
Length of employment:	1 year 9 months	Location:	Huntington Station, NY

Home town:	Huntington Station
Current & past employers:	Marcum & Kliegman
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

I am a young professional who recently is experiencing major financial cut-backs due to the economy. I have been consistently employed and am not in danger of losing my job.I have always had good credit and am not a spender nor do I make late payments. I am interested in temporarily obtaining additional financing until my firm decides to raise our salaries back to the appropriate level, which recently got reduced due to the economic recession. I am looking to obtain a modest rate loan to transfer my high rate credit card balances which can give me more financial flexibility to endure the next 6-12 months.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,607.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405985	$4,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405985. Member loan 405985 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,450 / month
Current employer:	Nash Inc	Debt-to-income ratio:	6.86%
Length of employment:	16 years	Location:	Ocala, FL

Home town:
Current & past employers:	Nash Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to purchase 3.07 ct fancy yellow diamond engagement ring at wholesale price (retail price $10,000). I currently have personal funds available for this purchase, but would prefer to utilize a low rate loan until general economic climate improves, at which time I may payoff loan ahead of maturity date. My credit history should speak for itself. The only blemish that may appear is from Best Buy Retail Services where in December I made what I thought was an interest free no monthly payment for 18 month purchase, but after a late payment notice I found out I had been misinformed. I paid off this purchase this month to avoid the ridiculous rate and fees.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	3
Revolving Credit Balance:	$2,061.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405994	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405994. Member loan 405994 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	TCO Satellite, Inc.	Debt-to-income ratio:	20.20%
Length of employment:	1 year 10 months	Location:	Hacienda Heights, CA

Home town:	Diamond Bar
Current & past employers:	TCO Satellite, Inc., Pacific Omni International, Inc.
Education:	Mt. San Antonio College

This borrower member posted the following loan description, which has not been verified:

I have a bank of america credit card and it has very high interest rate, Because i used cash advance for many times. I believe the loan interest rate will be much lower than my credit card interest rate.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,274.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406019	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406019. Member loan 406019 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	wegmans	Debt-to-income ratio:	10.51%
Length of employment:	6 years 2 months	Location:	SYRACUSE, NY

Home town:	syacuse
Current & past employers:	wegmans
Education:

This borrower member posted the following loan description, which has not been verified:

Get a reliable vehicle

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1975	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	46	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,551.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406026	$3,300	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406026. Member loan 406026 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,643 / month
Current employer:	SRA International, Inc.	Debt-to-income ratio:	23.17%
Length of employment:	2 years 5 months	Location:	Alexandria, VA

Home town:	New York
Current & past employers:	SRA International, Inc., Science Applications International
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

I have been a loyal Discover Card member for many years now. Recently, they cut my credit limit in half so that my new credit limit is $200 shy of what I owe on the card. I have just been approved for a mortgage and don't want this to negatively affect my credit report because I'm now using almost 100% of my credit limit on my Discover Card. I have never been late with my payments since joining Discover Card, I have good credit and have pretty much, been an exemplary customer. This just really ticks me off. I'd like to pay off the balance of the card and not give them any more of my money.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,890.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 406030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406030	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406030. Member loan 406030 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Retired	Debt-to-income ratio:	23.64%
Length of employment:	n/a	Location:	Ocala, FL

Home town:	Moorestown
Current & past employers:	Retired, Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

I HAVE 10000 IN CREDIT CARD ALWAYS PAY ALL MY BILLS ON TIME AND NOW THEY HAVE RAISED MY RATES TO OVER 18%. I WOULD RATHER PAY THEM OFF AND HELP PEOPLE MAKE SOME MONEY INSTEAD OF THE BANKS THE REST OF THE MONEY WILL BE USED TO TURN A OLD OFFICE INTO A IN- LAW APT FOR ME TO LIVE WITH MY GRANDDAUGHTER. I AM MOVING IN WITH THEM AND SELLING MY HOUSE IN MD. THANKS

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,277.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406033	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406033. Member loan 406033 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Octapharma	Debt-to-income ratio:	13.23%
Length of employment:	1 month	Location:	Bridgewater, NJ

Home town:	Englewood Cliffs
Current & past employers:	Octapharma
Education:	Bloomsburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I need the loan to purchase a vehicle due to needing to travel to my office daily.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,965.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406054

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406054	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406054. Member loan 406054 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,975 / month
Current employer:	OfficeMax	Debt-to-income ratio:	10.08%
Length of employment:	10 years 3 months	Location:	WALNUT CREEK, CA

Home town:	Sacramento
Current & past employers:	OfficeMax, Dugan Technologies, Contra Costa County
Education:	Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

I wish to use this loan to consolidate all of the credit card balances I currently owe. I want to be more financially stable, be able to more properly balance and live within my budget and to stop using credit cards altogether. I have had a credit history for almost 10 years and my current credit score is about 764. I have never been late on any payments and have no negative records in my history. My education includes a high school degree and a AA college degree. I have been employed at an OfficeMax retail store since February of 1999 and have no plans on leaving anytime soon. My take home pay per month after taxes and health insurance is about $1400 per month. While that is not considered a lot of money, I have no other major bills besides rent, utilities, food and the credit cards which I will pay off with this loan. I have lived with my family in the same residence for the past 19 years and my portion of the rent is $400. I am not married and have no children of my own so I do not have a financial responsibility in that arena. If I keep within my budget including this loan payment I will have over $300 left over per month. I hope that you will consider my application and know that I am a trustworthy and honest individual who will faithfully and completely fulfill the requirements of the loan. Thank you.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,596.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406057	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406057. Member loan 406057 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,650 / month
Current employer:	CJ Plaza	Debt-to-income ratio:	0.00%
Length of employment:	8 years	Location:	Artesia, CA

Home town:	Tokyo
Current & past employers:	CJ Plaza
Education:	Incheon National University

This borrower member posted the following loan description, which has not been verified:

I sold restaurant and the escrow will be closed in two weeks. I sold my business for $160,000 and I have to pay off $70,000 business loan under my name. then, I will have around $100,000 in hand after. I saw two new business locations and it worth around $100,000~120,000. The reason that I get a loan is because I need extra money to purchase new business. As you see my credit report, I do not have any credit card debt or home mortage. I pay the payments on time, pay off, and honestly speaking, I do not like paying stuff with my credit card. I hope that I explain well on this listing. Thank you for reviewing my note. Have a good one everyone!

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406068	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406068. Member loan 406068 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$886 / month
Current employer:	ResNet Services	Debt-to-income ratio:	13.54%
Length of employment:	3 years 8 months	Location:	Eugene, OR

Home town:	Roseburg
Current & past employers:	ResNet Services, South Eugene High School, Sherms Thunderbird, Douglas County Museum of History and Natural History
Education:	University of Oregon, Umpqua Community College, Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

I graduated from the University of Oregon with a BA in Computer Information Science, minor in Japanese. This year, I will begin graduate studies at Kent State University's Journalism department, where I was also offered an assistantship. I have never missed a payment on my credit cards, phone bill, utilities, or other debts. As I'm still in school, I do have some student loans, but they currently amount to only around $7,000 in four years. If you choose to borrow from me, I promise to make timely payments and be a good return for your investment. Thank you for reading this, and I hope you can help me get a car and move to Ohio to fulfill my dream of a higher education.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406071	$13,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406071. Member loan 406071 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Natural Resources Defense Council	Debt-to-income ratio:	19.03%
Length of employment:	7 years 8 months	Location:	Washington, DC

Home town:	Ponce
Current & past employers:	Natural Resources Defense Council, Alliance to Save Energy
Education:	American University

This borrower member posted the following loan description, which has not been verified:

I would like to obtain a loan to consolidate existing debt at a better rate (i.e. pay off existing debt, much of it incurred because of the illness of a pet). Also, the loan would allow me to complete my grad school tuition payment for the upcoming term. I am a responsible person and have a long history of making payments on time.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,902.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406072

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406072	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406072. Member loan 406072 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,788 / month
Current employer:	Experian	Debt-to-income ratio:	15.38%
Length of employment:	1 year 10 months	Location:	Canton, GA

Home town:	Slidell
Current & past employers:	Experian, CarMax
Education:	University of New Orleans, University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

I am a single-income earner and am going through a court-ordered separation. I am on a credit card account, and my spouse is listed as a joint cardholder. I tried to have her removed, but the card issuer said that they would remove her once the account was paid in full. I have never been delinquent and have been employed for almost 13 years. I have successfully paid multiple auto loans and I have successfully paid my mortgage since we bought our first house 8 years ago.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,083.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406080	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406080. Member loan 406080 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	n/a	Debt-to-income ratio:	16.46%
Length of employment:	5 years 8 months	Location:	Bronx, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Hi Lenders, I'm looking for a loan to consolidate my debt. Due to unforseen occurances, I was forced to utilize my credit cards for an emergency situation. Now, they're hitting me with insane interest rates. This loan will help me to get my life back to where it used to be. Thanks in advance for your time and consideration.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,173.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 406081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406081	$4,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406081. Member loan 406081 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Weigand Omega Mngmt	Debt-to-income ratio:	3.44%
Length of employment:	1 year 3 months	Location:	Shawnee, KS

Home town:	Kansas City
Current & past employers:	Weigand Omega Mngmt, Self Employeed
Education:	Kansas University

This borrower member posted the following loan description, which has not been verified:

I have one "black mark" on my credit and it is the golds gym account. The reason I have not paid the 761 balance is they lied to my face. I signed up for a membership and then 3 days later i got an out of state job offer. I went back to cancel my membership knowing I had 30 days to do so. The person who signed me up said no problem and to consider it canceled. Unfournately I had to send a written notice to cancel and of course no one told me. That is why I refuse to pay, please consider this in making your decesion.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	50
Revolving Credit Balance:	$4,833.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406092	$4,750	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406092. Member loan 406092 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,625 / month
Current employer:	compass group	Debt-to-income ratio:	18.72%
Length of employment:	2 years	Location:	greenacres, FL

Home town:	West Palm Bch
Current & past employers:	compass group
Education:

This borrower member posted the following loan description, which has not been verified:

need a new car

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	67
Revolving Credit Balance:	$628.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406126	$9,800	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406126. Member loan 406126 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	oGroup LLC	Debt-to-income ratio:	12.41%
Length of employment:	1 year 3 months	Location:	Cresskill, NJ

Home town:	Moscow
Current & past employers:	oGroup LLC, GSC Group, Law Offices of Charles Tolbert, Chemily LLC, NTSS Inc, Indiana University (Bloomington, IN), Elysium Networks, Bergen Family Center (Englewood, NJ)
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

Hi, After successfully administering ecommerce sites in the past, I am in the process of launching an electronics store network for online shoppers. The products that will be offered are mostly cell phones but accessories and other popular electronics will also be offered. The funds requested are needed for initial start up costs as well as minimal inventory purchases. Market research has been conducted and the most selling products need to be in stock for adequate shipping times, others are available for purchase or drop shipping from contracted suppliers. Due to the nature of the business, I was not able to go into much details but I can if contacted. Thank you, Dmitriy

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,840.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406127	$2,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406127. Member loan 406127 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$533 / month
Current employer:	none	Debt-to-income ratio:	10.13%
Length of employment:	n/a	Location:	Tallahassee, FL

Home town:	Miami
Current & past employers:	none, DSW ShoeWarehouse
Education:	Florida Agricultural and Mechanical University, Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am a full-time undergraduate student with about 6 months remaining to graduate with a bachelor's degree in nursing. My ultimate goal is to pursue a master's degree in neonatal care because I have a profound passion for the care and well-being of children. Ironically enough, I am also an expecting mother who is now facing the miscellaneous expenses that accompany having a new baby. I would utilize the loan to obtain the items necessary for the growth, development, and nourishment of a new child. I want to be able to provide the absolute best care for my unborn child. What makes me a great candidate for the loan is my love for one of the greatest gifts to mankind: children, and I strongly hope to one day be able to provide outstanding care as well as execute my role as a client advocate within the health care system.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,390.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406135	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406135. Member loan 406135 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	bearing point	Debt-to-income ratio:	19.71%
Length of employment:	2 years 7 months	Location:	fairfax, VA

Home town:
Current & past employers:	bearing point
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt which is presently at 0% but will go up as the promotional period expires. You will find in me a good borrower as I have never defaulted on a debt and have a good job. Instead of paying to my credit card company I would like to see if I can get a good deal at lendingclub.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,525.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406136	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406136. Member loan 406136 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,916 / month
Current employer:	Clayton Co Bd of ED	Debt-to-income ratio:	23.21%
Length of employment:	6 years	Location:	THOMASTON, AL

Home town:	Mobile
Current & past employers:	Clayton Co Bd of ED, Marengo Co Bd of Education
Education:	Tuskegee University, University of West Alabama

This borrower member posted the following loan description, which has not been verified:

My step dad died in 2005. My mother had to go to court with my step sisters and brothers to claim her share of the property. I am going to use this money to help her pay the court cost. I feel that I am a good candidate for the loan because of my credit history. I am a firm beiever that anything borrowed should be repaid or returned whatever the case may be. I have always paid my bills eithe ahead or on time. I was taught a persons word should be their bond.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1977	Delinquent Amount:	$0.00
Open Credit Lines:	44	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	86	Months Since Last Delinquency:	67
Revolving Credit Balance:	$9,194.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406170	$12,250	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406170. Member loan 406170 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	solo company	Debt-to-income ratio:	22.96%
Length of employment:	20 years	Location:	bolingbrook, IL

Home town:
Current & past employers:	solo company
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is to help out my daughther in finishing her college degree. Her major is nursing and she already got accepted into the program. I want to apply for this loan so that she can focus on her education and get good grades instead of stressing over a full-time job and her college courses and getting by on her grades

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$624.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406211	$9,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406211. Member loan 406211 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Raytheon	Debt-to-income ratio:	20.33%
Length of employment:	1 year 2 months	Location:	ASHBURN, VA

Home town:	Lawton
Current & past employers:	Raytheon, Northrop Grumman
Education:	University of Mary Washington

This borrower member posted the following loan description, which has not been verified:

Purpose of the loan is cover some childbirth medical expenses in hospital as well as baby items like stroller and crib. My husband and I make six figures respectively and have a solid paying history and will not default on this loan. We both have very stable jobs in the govt consulting industry. We own our home, but it is currently underwater hence why a home equity isnt feasible. However we continue to honor our mortgage payments and be responsible owners in these times. We just would like a stable fixed loan over 36 mths rather than piling all our baby expenses on credit cards where we've heard rates fluctuate and credit card issuers are abusing their practices. We don't want to be in hurry to pay everything off or have our cc debt hurt our FICO scores in case. A loan just feels reasonable for us to handle and make regular payments on it as we worry about raising our first child!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,590.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406221

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406221	$10,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406221. Member loan 406221 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	HSBC MORTGAGE COPR USA	Debt-to-income ratio:	16.94%
Length of employment:	11 years 6 months	Location:	DEPEW, NY

Home town:	Buffalo
Current & past employers:	HSBC MORTGAGE COPR USA
Education:	villa marie college, university of buffalo

This borrower member posted the following loan description, which has not been verified:

To pay higher rate Chase card with balance to be put on auto loan

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,978.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406232	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406232. Member loan 406232 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	13.06%
Length of employment:	11 years 6 months	Location:	Covina, CA

Home town:	Los Angeles
Current & past employers:	AT&T Inc., AT&T Inc.
Education:	Citrus College

This borrower member posted the following loan description, which has not been verified:

want to consolidate credit cards balances

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	10
Revolving Credit Balance:	$46,017.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406251	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406251. Member loan 406251 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	pennrose management company	Debt-to-income ratio:	0.38%
Length of employment:	2 years 9 months	Location:	ridley park, PA

Home town:	Darby
Current & past employers:	pennrose management company
Education:

This borrower member posted the following loan description, which has not been verified:

I have an annual income of 48k and currently have no debt. Since housing prices have come down and the government is offering a 8k tax credit for first time homeowners, I figure now is the time to purchase my first home! However, I currently have little saved for a downpayment. With this loan, I will be able to put down the required down payment and pay closing costs on a 80k home. With my income and tax credit, I will have no trouble affording my loan payments. Thank You in advance for helping me purchase my new home!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$536.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406261	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406261. Member loan 406261 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Fay School	Debt-to-income ratio:	24.27%
Length of employment:	8 months	Location:	worcester, MA

Home town:	Madison
Current & past employers:	The Fay School
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Dear lenders, I'd like to provide you with an overview of my debts, my current and future financial situation, a note as to why I've come to Lending Club instead of a bank, and a little about myself. I am a recent college graduate (class of '08) in Massachusetts who is employed by a private school's technology department. My current gross annual income is 35,000 and I am receiving a promotion which will come into effect in early July. While the new salary has not yet been negotiated, it will be a substantial increase (in excess of 10%). I own a fully paid off car and rent a very inexpensive apartment (I have roommates, and pay a total of $400 a month after all utilities). If you have already looked at my credit report, you will see that there are some small revolving balances as well as large installment ones. The large installment balances are loans related to my education. They are co-signed by my father, and he is the one who has been making the scheduled payments to them. His financial situation is very secure and I see no reason he will not repay those ahead of schedule. My request today, however, involves the revolving debt. You will notice three accounts of interest, a Citi card account, a Capital One card account, and a Dell Financial Services account. The three accounts charge 19%, 0%, and 0% respectively. The Capital one account, while charging 0% currently, will soon increase its rate. I expect to have the Dell account paid off well before the scheduled rate increase (in January). As such, I've come to Lending Club seeking $6,000 to fully pay off my Citi and Capital one accounts. Both credit cards were opened in my time between graduation and employment, an unfortunate but necessary way to raise funds. My plan is to (pending loan approval) pay off the cards and then cease using them except for emergencies. My new income should be quite sufficient to live on and pay the Lending Club loan well before three years. When selecting Lending Club two things attracted me. One, of course, is the fantastic rates. The other, however, is that I find the idea of small scale lenders (such as yourselves) making interest on my loans much preferable to the big banks to whom I am currently indebted. Thank you for your consideration, and I look forward to providing any additional information or clarification. Respectfully, Glenn

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,088.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406269

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406269	$6,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406269. Member loan 406269 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Narita Sushi	Debt-to-income ratio:	6.96%
Length of employment:	1 year 2 months	Location:	LAs Vegas, NV

Home town:
Current & past employers:	Narita Sushi
Education:

This borrower member posted the following loan description, which has not been verified:

I need $6000 more to take over a friend's Japanese restaurant.I think I will be able to pay the money back within 6 months or less

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	16
Revolving Credit Balance:	$10,456.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406279	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406279. Member loan 406279 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Parametric Technology Corp.	Debt-to-income ratio:	16.43%
Length of employment:	3 years 5 months	Location:	millis, MA

Home town:	Stoneham
Current & past employers:	Parametric Technology Corp., Digitas, Ace Ticket, Cingular, AT&T Inc.
Education:	Nichols College, Babson College

This borrower member posted the following loan description, which has not been verified:

Looking to finance my dream wedding and honeymoon. I haven't had a chance to save up as much as I wanted, this will help. Full Time work for 5+ years, paying a mortgage and bills. Need some extra money for that fabulous wedding and honeymoon! Nothing extravagant, just want it done right!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,694.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406280	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406280. Member loan 406280 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,492 / month
Current employer:	OCEANSIDE NORTHERN HOME	Debt-to-income ratio:	0.93%
Length of employment:	4 years	Location:	Miami, FL

Home town:	Miami
Current & past employers:	OCEANSIDE NORTHERN HOME
Education:

This borrower member posted the following loan description, which has not been verified:

To finance my teeth work. Crowns, veneers.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,073.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406329	$14,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406329. Member loan 406329 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,300 / month
Current employer:	Triangle Engineering, Inc.	Debt-to-income ratio:	15.41%
Length of employment:	2 years 5 months	Location:	Rockland, MA

Home town:	South Weymouth
Current & past employers:	Triangle Engineering, Inc.
Education:	Massachusetts Maritime Academy

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off an existing unsecured loan, with a balance of approximately $5800.00 as well as pave my driveway. Have used Prosper in the past and successfully paid off a $15K loan.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	81
Revolving Credit Balance:	$5,270.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406340	$13,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406340. Member loan 406340 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	State of Kansas - SRS	Debt-to-income ratio:	16.08%
Length of employment:	3 months	Location:	Lawrence, KS

Home town:	Idaho Falls
Current & past employers:	State of Kansas - SRS, Democratic Congressional Campaign Committee, Maryland Democratic Party
Education:	Carroll College-Helena

This borrower member posted the following loan description, which has not been verified:

I want to marry my boyfriend, but I refuse to even get engaged until after I've gotten out of debt. So I'm fairly desperate to get out of this hole as quickly as possible; and my credit cards keep raising the APR. I need some help!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	37
Revolving Credit Balance:	$27,431.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406342	$2,400	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406342. Member loan 406342 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,387 / month
Current employer:	retired	Debt-to-income ratio:	10.10%
Length of employment:	n/a	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

Retired. Will use small boat to fish in small lakes in Florida and Georga. Total coat of boat/outboard and trailer 2,600.00. I will put 600.00 down at delivery.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,957.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406359

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406359	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406359. Member loan 406359 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Plus 3 Solutions, LLC	Debt-to-income ratio:	0.00%
Length of employment:	7 years 6 months	Location:	West Bloomfield, MI

Home town:	Louisville
Current & past employers:	Plus 3 Solutions, LLC, Tower Automotive, Roller Blade, NordicTrack, Steelcase, Wilson Sporting Goods, General Electric
Education:	Western Kentucky University, University of Louisville

This borrower member posted the following loan description, which has not been verified:

My company delivers improved bottom line results through people, processes, and plan alignment. Today's economy had caused chaos in organizations and personal lives as they fight for survival. These are the arenas in which we work and deliver. We are poised for significant growth but need the everyday operating capital to make it happen. Regards, Paul W. Jones, Jr.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1970	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,698.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406415	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406415. Member loan 406415 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	self	Debt-to-income ratio:	19.70%
Length of employment:	20 years	Location:	LOS ANGELES, CA

Home town:	Traverse City
Current & past employers:	self
Education:	cape caral high

This borrower member posted the following loan description, which has not been verified:

paying off car loan and credit card

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,520.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406416	$4,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406416. Member loan 406416 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	battaglia	Debt-to-income ratio:	14.09%
Length of employment:	12 years	Location:	sauk village, IL

Home town:
Current & past employers:	battaglia, 2545 s archer road
Education:	Robert Morris College

This borrower member posted the following loan description, which has not been verified:

I would like this loan to payoff a small lending club loan and also a chase

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,759.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406450	$7,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406450. Member loan 406450 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Mastoris Restaurant	Debt-to-income ratio:	3.73%
Length of employment:	1 year 6 months	Location:	BEVERLY, NJ

Home town:	Willingboro
Current & past employers:	Mastoris Restaurant, McCabe, Weisberg & Conway, P.C., County of Burlington
Education:	Burlington County College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit cards into one monthly payment and start saving for my future college education and the dental work I need to get done.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,883.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406451	$14,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406451. Member loan 406451 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Nationwide	Debt-to-income ratio:	11.85%
Length of employment:	10 years 3 months	Location:	Pittsburgh, PA

Home town:	Saxonburg
Current & past employers:	Nationwide, Delta Air Lines
Education:	Mercyhurst College

This borrower member posted the following loan description, which has not been verified:

Hi, I'm just trying to help my son out with med school. Thank you so much.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,421.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406456	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406456. Member loan 406456 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Merkley and Partners	Debt-to-income ratio:	0.00%
Length of employment:	8 years 2 months	Location:	brooklyn, NY

Home town:	Short Hills
Current & past employers:	Merkley and Partners
Education:	Brigham Young University, School of Visual Arts

This borrower member posted the following loan description, which has not been verified:

Hello- I am looking to purchase a used car to keep at my parent's house in the country. I think buying a new one would be a waste of money. The vehicle I'm looking to purchase is a 2001 jeep with 65,000 miles. I've found that banks don't like to finance cars older than 5 years and thought going through Lending Club would be a good way to strengthen my already good credit. I work in marketing and have been with my firm for over 8 years and have a strong credit history. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,006.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406463

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406463	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406463. Member loan 406463 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Biomedical Systems, Inc	Debt-to-income ratio:	23.44%
Length of employment:	8 months	Location:	Maryland Heights, MO

Home town:	Goreville
Current & past employers:	Biomedical Systems, Inc, Henderson Software Consulting, Lincoln Industrial, Inc, Northrup Grumman IT, General Dynamics
Education:	Industry Certifications

This borrower member posted the following loan description, which has not been verified:

I have a business and personal account with Chase bank. I transferred some of my debt to these accounts with a 4.9% fixed rate for the lifetime of the balance. I recently switched to paperless statements and did not get the emailed statements. As a result, my payment was late and they raised my interest rate. I made a rush payment and have never been late on these accounts before but they will not negotiate the interest rate. I have a full-time job and am a consultant in my off time. I am a computer programmer. I am protecting my credit report with LifeLock.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,887.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406517	$12,250	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406517. Member loan 406517 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	CVS Distribution Center	Debt-to-income ratio:	19.02%
Length of employment:	6 years 11 months	Location:	eastampton, NJ

Home town:	Burlington
Current & past employers:	CVS Distribution Center, Wal-Mart Stores
Education:	Burlington County College

This borrower member posted the following loan description, which has not been verified:

Me and my wife would like to start a business selling animation and comic book theme collectibles such as statues, figurines and toys. We know banks aren't willing to give loans to new entrepreneurs and we feel this is a great alternative. We have a business plan prepared and are ready to go! This loan is needed for startup, inventory and fees. Right now we both have steady full time jobs (which we will stay until business develops) and have been studying and taking courses up to this point. We are ready to be our own boss and feel ready and confident to take this venture as far as possible. We appreciate your help.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,317.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406521

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406521	$9,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406521. Member loan 406521 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Kathy's Kove & Kafe'	Debt-to-income ratio:	2.90%
Length of employment:	14 years 10 months	Location:	Hackettstown, NJ

Home town:	Paterson
Current & past employers:	Kathy's Kove & Kafe', American Cyanamid
Education:	Caldwell College

This borrower member posted the following loan description, which has not been verified:

I need to relocate my 15 year old business to a smaller space on the next block. I will be able to lower my overhead and increase sales since this location is less rent, provides more visibility and walk by traffic. This loan will allow me to clear my credit card debt and renovate a new space in accordance with the building codes. This move will keep me even for the first year but after that will improve my profits dramatically. In my 15 year tenure, I have had 3 credit cards which have been paid on time and always more than the minimum payment. I pay all of my suppliers and employees at the time of service - cash. I have a good reputation in town and have been involved in several committees and fund raising activities throughout the years. I remain committed to my business of antiques, clock repair and a wonderful tearoom - which continues to be discovered by more people and is receiving accolades.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,832.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406631	$21,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406631. Member loan 406631 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$70,833 / month
Current employer:	sahara mediterranean grill	Debt-to-income ratio:	4.04%
Length of employment:	4 years 5 months	Location:	troy, MI

Home town:	Royal Oak
Current & past employers:	sahara mediterranean grill, Chanel Hair Salon
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

The purpose of my loan request is to consolidate my debt and have one payment to make. I currently have a few credit cards open with high interest rates (around 21% each) that I want to pay down. With the loan proceeds, I can pay down the high interest rate credit cards and not have to worry about paying 3 different credit cards that might take years to pay off. I am married mother of 3 children and currently attending college. I am working towards my bachelors degree in Management and Marketing What makes me a good candidate for this loan is that I can easily pay back the loan with the income I earn from my job. My husband and I currently own and operate 4 local restaurants in the metro detroit area. We have been in the restaurant business for many years.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,691.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 406634

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406634	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406634. Member loan 406634 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Citro Studio Inc.	Debt-to-income ratio:	10.18%
Length of employment:	4 years 6 months	Location:	Thousand Oaks, CA

Home town:	Chicago
Current & past employers:	Citro Studio Inc., Bleu22 Studio
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I purchased my home two years ago and need to make updates to it in order to prepare for a new baby. The kitchen in the home is the original kitchen from 1962 and is not safe for a young one. The money would be used to update kitchen cabinetry, floors and countertops and well and buy safety equipment to baby proof the home and nursery. I previously had a loan of this amount and have paid it back before it was due. Monthly payments have been made in a timely manner and I have been responsible with debt.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	25
Revolving Credit Balance:	$22,139.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406642	$22,750	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406642. Member loan 406642 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	self employed	Debt-to-income ratio:	0.00%
Length of employment:	4 years 5 months	Location:	brooklyn, NY

Home town:	Plainview
Current & past employers:	self employed, levi strauss and co.
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

to whom it may concern, i am looking for a loan to buy an existing doggy day care that is currently generating minimum profits upward of $9,000 per month. there are many more services I can add to the business that will generate possibly another $2000 a month. i have been struggling for the last year to find a rental location to start a dog day care from scratch, but it is very hard to find locations that allow dogs in their establishments in NYC. this existing business is located in New Rochelle NY, which is just outside NYC. As of now, i own a small dog walking/pet sitting business that can add to the clientele at the day care, bringing in additional business. I've been contacting many banks and lenders to help me past this (what I call) bump in the road to my success. The seller of the business is moving out of state by July 1. So, this is becoming a timely issue for me. I can have a co-signer for this loan, to ensure I am responsible and professional. Thank you for your consideration. Andrea Singer

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	43
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406643	$5,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406643. Member loan 406643 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Standard Courier	Debt-to-income ratio:	2.08%
Length of employment:	10 years	Location:	La Grange Park, IL

Home town:	Chicago
Current & past employers:	Standard Courier
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

Hi there, My little brother is off to Iraq and I'm going to be buying his 2004 Honda Civic since he won't be back for probably 14 months. LendingClub is the better option than just swiping a credit card and using Paypal. I'm the type to always pay off my credit card balances in full- which is why my credit score is 730- I know they must hate me!! Thanks in advance for all your support!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,859.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406648	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406648. Member loan 406648 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Spot Trading	Debt-to-income ratio:	6.66%
Length of employment:	10 months	Location:	Chicago, IL

Home town:
Current & past employers:	Spot Trading, Paragon Advisors
Education:	Miami University-Oxford

This borrower member posted the following loan description, which has not been verified:

I'm an equity research analyst looking to extract value and attractive returns from investments in undervalued securities. I'm looking for additional capital to fund these investments which I believe are mispriced due to the recession and the excessively skittish trading I've been seeing of late. Based on normalized earnings I believe these securities should revalue by 2012 and until then I have a stable and secure job to provide the required repayment of debt. I want to take full advantage of this opportunity, otherwise I will look back with regret. If I'm allowed I will post my email/phone number and would be more than happy to discuss my thoughts with potential lenders. Regards, Christopher

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,956.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406729

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406729	$2,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406729. Member loan 406729 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	USAF	Debt-to-income ratio:	0.84%
Length of employment:	3 years 8 months	Location:	Browns Mills, NJ

Home town:	Freehold
Current & past employers:	USAF
Education:	Defense Language Institute, Burlington County College, American Military University

This borrower member posted the following loan description, which has not been verified:

I this loan were to be approved, it would be used towards DJ equipment. Specifically 2 CDJ's, 1 mixer, headphones, booth, and monitor speakers. This purchase would help both my personal and professional lives. After I separate from the military, I plan on supplementing my primary income with DJ gigs. If I were to attain this equipment now, it would allow me to practice and get gigs years before this allowing my transition into civilian life much smoother. I've been a member of the USAF for almost 4 years now. Though there were a few financial rough patches in the beginning, I'm working slowly toward a better credit rating. With this purchase, I plan on building upon my credit with responsible payment compensation. Moreover, since I am a member of the USAF, that secures full time employment for years to come. Furthermore, I'm stationed at Osan AB, South Korea. Thereby, my physical location is in South Korea, however, my physical address is in NJ. A reachable contact number for me here is (country code) 82-010-5017-8589. Please drop the first '0' in the area code if you wish to call this number. Thank you for your time. V/R Paul Smith.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	24
Revolving Credit Balance:	$915.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406759	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406759. Member loan 406759 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$22,917 / month
Current employer:	Quinnipiac University	Debt-to-income ratio:	8.20%
Length of employment:	10 years 11 months	Location:	Cheshire, CT

Home town:	Providence
Current & past employers:	Quinnipiac University
Education:	Bentley College

This borrower member posted the following loan description, which has not been verified:

This loan request is to supplement our cash flow for a nursery school. The school is 8 years old and is seasonal. This funding will help through the summer months. Tuition revenues resume in September. My wife operates the school and I have a position as a college administrator with a steady income. We have never, ever been late on a payment or defaulted on a loan (30 year credit history). Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,644.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406776

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406776	$9,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406776. Member loan 406776 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Psychological Associates of Lancaster, Inc.	Debt-to-income ratio:	10.00%
Length of employment:	3 years 5 months	Location:	Lititz, PA

Home town:	Baltimore
Current & past employers:	Psychological Associates of Lancaster, Inc.
Education:	University of Maryland-Baltimore

This borrower member posted the following loan description, which has not been verified:

The money will be used to make marketable upgrades to our new home including new windows and granite countertops

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,462.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 406777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406777	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406777. Member loan 406777 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$41,667 / month
Current employer:	private practice ,NY Hospital,Flushing hospital, Flushing manor nursing home	Debt-to-income ratio:	10.71%
Length of employment:	14 years 8 months	Location:	rego park, NY

Home town:	romania
Current & past employers:	private practice ,NY Hospital,Flushing hospital, Flushing manor nursing home, Mt.Sinai hospital
Education:	medical university Tirgu Mures,romania

This borrower member posted the following loan description, which has not been verified:

I a physician in New york area, bought a new house in the last year unable to sell the old house. credit card debt $40,000

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$333,422.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406781	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406781. Member loan 406781 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Sharp Healthcare	Debt-to-income ratio:	1.56%
Length of employment:	16 years 3 months	Location:	San Diego, CA

Home town:	Santa Clara
Current & past employers:	Sharp Healthcare, San Diego Veteran's Administration Hospital
Education:	San Diego State University

This borrower member posted the following loan description, which has not been verified:

In 2006, my elderly mother came to live with my family (my husband, 2 daughters, and myself). It was our plan to use the proceeds from the sale of Ma's home to purchase a larger home that would be comfortable for all of us. We purchased property and a modular home last year; both are paid for (my mom is on the deed). Unfortunately, we did not anticipate the portion of the budget that would be needed for extensive fees (city, county, school district, etc.). We also encountered several large, unexpected expenses when we were told by a local inspector that our modular home did not meet local codes and would require modifications at our expense. There is a well and electricity on the property, thankfully. However, we still need to put lines in to hook them up to the house, and we need to put in a septic system. We also need to modify the eaves on the house to comply with local fire codes. My husband has done a lot of the work himself to save money on labor. I work part time and also homeschool our children. I carry minimal personal debt and we have no mortgage or car payments. What we have, we generally pay cash for, or we go without. We love our simple life but could use some help getting past this obstacle. Thanks for listening and considering us.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,303.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406815	$4,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406815. Member loan 406815 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	staples	Debt-to-income ratio:	12.53%
Length of employment:	2 years	Location:	miami, FL

Home town:	miami
Current & past employers:	staples
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I was accepted a few weeks ago for a loan, but reacted to late. I??????????????????m going to use this money to buy a few home appliances that I desperate need. You can check my credit score I??????????????????m very reliable.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,939.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406825	$11,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406825. Member loan 406825 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,482 / month
Current employer:	SNHD	Debt-to-income ratio:	20.42%
Length of employment:	5 months	Location:	GOWANDA, NY

Home town:
Current & past employers:	SNHD, JK Products and Services
Education:	Alfred University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate a credit card and a personal loan. I don't miss payments on either. I would like to pay both of them off in a quicker time. I have also gotten a new job that pays about $15000 more than when I initially accrued the debt.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,989.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406834

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406834	$8,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406834. Member loan 406834 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Department of Defense (DOD)	Debt-to-income ratio:	13.51%
Length of employment:	2 years 3 months	Location:	Moncks Corner, SC

Home town:	Elk Grove Village
Current & past employers:	Department of Defense (DOD)
Education:	Southern New Hampshire University, Central Piedmont Community College

This borrower member posted the following loan description, which has not been verified:

I have a 0% Balance transfers that is set to expire in a month and a half on a cards that have had their rates jacked up as most of America has recently experienced. Ideally, I would have been able to pay it off before, but I ended up using the funds available in the closing of a refinance on my home. My analysis showed a much better return on investment over the life of my mortgage note be reducing my interest rate by 1.85%. I'm basically looking for a good rate on a loan to avoid paying the backdated interest on the cards. My credit score and history is very good, and I have a very stable government job in the DoD. Feel free to ask any questions, and I will answer to the best of my ability.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,507.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406894	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406894. Member loan 406894 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Corp of Presiding Bishop	Debt-to-income ratio:	7.87%
Length of employment:	6 years	Location:	Orem, UT

Home town:	Bremerton
Current & past employers:	Corp of Presiding Bishop, UVSC, CottonTree Management
Education:	BYU

This borrower member posted the following loan description, which has not been verified:

Hello, I am in the process of purchasing a 2007 Harley Davidson 1200 C for $6500. It has 5300 Miles on it, and has a blue book value of $8400 I have been riding street bikes since 1995, and have had a variety of bikes in the past. In doing so I have also learned a few things about motorcycles. This bike is in great shape, and need nothing by way of repair or upgrade. Thank you for your consideration. John P Bramwell

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	16
Revolving Credit Balance:	$5,961.00	Public Records On File:	0
Revolving Line Utilization:	13.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406896	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406896. Member loan 406896 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,762 / month
Current employer:	OvS	Debt-to-income ratio:	18.82%
Length of employment:	2 years	Location:	Washington, DC

Home town:	Charles Town
Current & past employers:	OvS
Education:	Marshall University

This borrower member posted the following loan description, which has not been verified:

Looking to get a new car and banks are hesitant to loan these days.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,833.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406994	$20,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406994. Member loan 406994 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	FTI	Debt-to-income ratio:	4.50%
Length of employment:	5 months	Location:	MC KINNEY, TX

Home town:	Annapolis
Current & past employers:	FTI, TXU Communications, MCI
Education:	United States Naval Academy (USNA)

This borrower member posted the following loan description, which has not been verified:

My family and I currently have half of the money needed to build our dream swimming pool. We were planning to obtain a Home Equity Loan to finance the other half. Unfortunately, with the down turn in home values, we were told by the banks that we do not have enough equity. We have never been late in paying our fixed rate mortgage and have been in our home for almost 9 years. Our only other debt is a loan for replacing and upgrading our A/C system last year. We have never had any problems obtaining a mortgage, auto loan or credit. I have a stable job as a consultant with FTI. Prior to that I was self-employed, never earning less then 120K annually. My wife is employed part time as a teacher assisitant. Our current family gross income is over 200K annually. We would have no difficulty repaying this loan. The pool builder is award winning Natural Stone Pools, McKinney, Texas. They are a small custom builder and therefore do not offer their own financing. We have a contract waiting to be signed once we obtain the remainder of the money needed.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,026.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407024	$6,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407024. Member loan 407024 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Sundance Resort	Debt-to-income ratio:	15.34%
Length of employment:	6 months	Location:	Midway, UT

Home town:	Bellevue
Current & past employers:	Sundance Resort, Wasatch Mountain Golf Course
Education:	Utah Valley State University

This borrower member posted the following loan description, which has not been verified:

Personal loan needed to consolidate both credit card and student loan debt.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,607.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407067

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407067	$18,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407067. Member loan 407067 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,760 / month
Current employer:	V&D Enterprises, Inc.	Debt-to-income ratio:	12.73%
Length of employment:	2 years 4 months	Location:	Los Angeles, CA

Home town:
Current & past employers:	V&D Enterprises, Inc., Brier Crest
Education:	California State Los Angeles

This borrower member posted the following loan description, which has not been verified:

I help families who otherwise cannot get Health Insurance, find health Insurance plans they can afford, often times for only $68 month. It takes time and effort to help each family get healthier, but would be faster if I could approach many more, so I need to advertise. I have no credit card debt and my FICO is 789, which proves I pay my bills on time and in full. Help me help others. Please invest for a great return.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$168.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407116	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407116. Member loan 407116 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$41,667 / month
Current employer:	Royal Furniture 10yrs/Hot Corner Sports 20yrs	Debt-to-income ratio:	8.06%
Length of employment:	10 years	Location:	Middletown, NY

Home town:	Chicago
Current & past employers:	Royal Furniture 10yrs/Hot Corner Sports 20yrs, Represent over 60 former Pittsburgh Steelers
Education:	The University of Alabama

This borrower member posted the following loan description, which has not been verified:

I have basically two full time jobs. I have been the manager of a furniture store for 10 years. I ahve also ran my own Memorabilia and Sports Marketing company for 20 years. Here is my problem: Even though I bring in $250,000-$500,000 a year with my memorabilia company I have had a problem obtaining a loan through the standard methods. My home is 2 years old and with todays market it is not worth the $500,000 I paid for it and enough equity has not built up yet to go that route. Do to some poor advise from two accountants some years apart I have never made my business completly legit for tax purposes. When I went to one some years back I had grown the business pretty fast from a hobby to a business and had too much inventory to show that came out of nowhere. I currently stock over $6,000,000 in retail sports memorabilia and autographed items. So even though my bank sees how much I bring in each month in the business account without tax returns they can not lend me money. So far to date this year I have brought in over $115,000. Why I need the money quickley. I put on signing events occasionally with autograph guest. Most times we have the money, pay the players, collect from the public in ticket sales and leave with a profit in cash and alot of extra merchandise for inventory. This year with the Steelers winning the Super Bowl (I should have mentioned we only do Steelers Merchandise and we are the countries leading source for it.) I had to purchase all kinds of Championship merchandise to stock for customers wanting to buy hats, shirts, pennants. You name it I have it. This has caused me to run a few dollars short for the event we have planned next week ( see the website www.hotcornersports.com on the upcoming events page.) The players need to be paid when the arrive. We presell tickets, but we get hundreds of people walking up the day of. This does not help me give the players the cash they want for appearing. A few days latter the money shows up in the account via the credit card machine, but it's not upfront for the players and that is what I need help with.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,301.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407123	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407123. Member loan 407123 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,042 / month
Current employer:	Besteway Recycling	Debt-to-income ratio:	22.32%
Length of employment:	10 months	Location:	Pomona, CA

Home town:	Baldwin Park
Current & past employers:	Besteway Recycling, Wachovia Corp., Golden West Financial, Pmac Lending Services, World Savings, Wells Fargo
Education:	DeVry University-California

This borrower member posted the following loan description, which has not been verified:

I am a manager at a recycling center in Pomona CA. I need to purchase a truck to haul some materails that our company trucks cannot haul. the materail is worth cash and I would sell it to my company or to other recyclers. Materail such as Metals, cardboard, office paper, electronics, etc that companies usually throw again and ends up in a landfill. I cannot get regular financing because my credit is not great and banks are really tough on credit right now, but I have a steady job and am responsible on all my debt. I just paid off a 4,000 loan in April from lending club. Thank you for helping me make this possible in advance.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	58
Revolving Credit Balance:	$15,394.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407130	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407130. Member loan 407130 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Loomis	Debt-to-income ratio:	6.58%
Length of employment:	17 years	Location:	Willowbrook, IL

Home town:	Fremont
Current & past employers:	Loomis
Education:	Columbus State Community College, Franklin University

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to be used for the purpose of completing a business purchase. I have great credit, steady income and really need this on a short term basis but am willing to pay it back over time. Thanks.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,890.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407166

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407166	$2,400	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407166. Member loan 407166 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,667 / month
Current employer:	The Boeing Company	Debt-to-income ratio:	9.69%
Length of employment:	10 years	Location:	Houston, TX

Home town:	Inglewood
Current & past employers:	The Boeing Company
Education:	Texas A&M University, Embry Riddle Aeronautical University-Extended Campus, University of Alabama - Huntsville

This borrower member posted the following loan description, which has not been verified:

Hi, I've never defaulted on a loan in my life. I'm trying to replace an air conditioner destroyed by Hurricane Ike. Insurance should pay in a month or two.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	11
Revolving Credit Balance:	$85,359.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407173	$1,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407173. Member loan 407173 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,333 / month
Current employer:	Town of Boonton	Debt-to-income ratio:	24.62%
Length of employment:	8 years 11 months	Location:	Boonton, NJ

Home town:	Denville
Current & past employers:	Town of Boonton, Certified Computer Services
Education:	DeVry University-New Jersey

This borrower member posted the following loan description, which has not been verified:

Hello I am a volunteer fire fighter looking to pay off my debt. I am also a full time student at Devry University seeking my bachelors in Network communications management

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	7
Revolving Credit Balance:	$8,604.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 67019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
67019	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 67019. Member loan 67019 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,129 / month
Current employer:	Moore Wallace/RR Donnelly	Debt-to-income ratio:	10.03%
Length of employment:	16 years 6 months	Location:	Oswego, IL

Home town:	Chicago
Current & past employers:	Moore Wallace/RR Donnelly
Education:	Univ. Of Chicago

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan, to cover my Daughter, Summer School, along with books, and housing, and fees.

A credit bureau reported the following information about this borrower member on January 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	0
Revolving Credit Balance:	$7,519.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	0
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402153	$24,250	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402153. Member loan 402153 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Projects and Solutions	Debt-to-income ratio:	7.00%
Length of employment:	5 years	Location:	Stockton, CA

Home town:	Stockton
Current & past employers:	Projects and Solutions, CEI Floors
Education:	San Joaquin Delta College

This borrower member posted the following loan description, which has not been verified:

My husband (Alexander Angulo) and I own a computer business that specializes in Dental Technology. We currently have 22 Dental offices on monthly maintenance contracts. www.projectsandsolutions.com We need some working capital for the following 1-Relocation of our office: We need to relocate our office and need some capital for the lease payment and some improvements 2-New CRM database Our current database is outdated and it lacks an effective way of tracking problem requests. We plan to purchase a database that can be Web based and can integrate with Utility programs (Software use for troubleshooting) Thank you, Eva Dominguez

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,107.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404953	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404953. Member loan 404953 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Pioneer Screen	Debt-to-income ratio:	0.30%
Length of employment:	4 years	Location:	PORT SAINT LUCIE, FL

Home town:	Fort Pierce
Current & past employers:	Pioneer Screen
Education:	Indian River Community College

This borrower member posted the following loan description, which has not been verified:

Never late on my payments!!

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,127.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405050	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405050. Member loan 405050 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,725 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	6.20%
Length of employment:	2 years	Location:	ALEXANDRIA, VA

Home town:	Portland
Current & past employers:	Northrop Grumman
Education:	Mount Hood Community College, Lewis & Clark College

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay for moving expenses and short term expenses (security deposit, first months rent, moving company, etc.) incurred in moving from one apartment complex in Alexandria, Viginia to another in the same city. Elisa Tompkins has worked for Northrop Grumman for five years total, and Steven Wyman just moved to Alexandria after returning from a one year federal military deployment and was hired by American Security Programs. He is also planning on beginning a second job in late June / early July.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	5
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406212	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406212. Member loan 406212 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,167 / month
Current employer:	GMCF	Debt-to-income ratio:	5.40%
Length of employment:	13 years 2 months	Location:	Locust Grove, GA

Home town:	Covington
Current & past employers:	GMCF
Education:	Georgia Institute of Technology, Medical University of South Carolina

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt for several credit card loans, sears, citibank, helzberg, rooms to go

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,501.00	Public Records On File:	1
Revolving Line Utilization:	33.00%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406772	$2,850	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406772. Member loan 406772 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	Aldo	Debt-to-income ratio:	7.88%
Length of employment:	1 month	Location:	Atlanta, GA

Home town:	Caldwell
Current & past employers:	Aldo, eModa
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

Fund for American Studies Journalism Internship Program that enrolls me in two classes at Georgetown Univeristy and also places me with an internship in D.C.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 407121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407121	$19,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407121. Member loan 407121 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:	BARTLEY HEALTH CARE	Debt-to-income ratio:	13.83%
Length of employment:	1 year	Location:	TOMS RIVER, NJ

Home town:	summit
Current & past employers:	BARTLEY HEALTH CARE
Education:	Ocean County Vocational-Technical School

This borrower member posted the following loan description, which has not been verified:

Preparing funds to further my education to take my current position to the next level. I'm currently a LPN Unit Manager looking to become an RN Assisted Director of Nursing. I'm currently living with my fiancee I don't have any housing expenses. In the housing section Ichecked owned, theres not a section for other.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,505.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407278	$2,400	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407278. Member loan 407278 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Polaris Financial Partners, LLC	Debt-to-income ratio:	12.42%
Length of employment:	5 years 1 month	Location:	Columbus, OH

Home town:	Columbus
Current & past employers:	Polaris Financial Partners, LLC
Education:	Ohio State University-Main Campus, Aspen Univeristy

This borrower member posted the following loan description, which has not been verified:

I have a full time loan and I work in finance. To be honest i want to conserve my money while we move through the recession and my stock portfolio has been hit so i dont want to tap that right now. I am just starting grad school and just need extra cash to buy books and the top part of my tuition. Thanks for you support.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$3,501.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407280	$1,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407280. Member loan 407280 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Flying Sensors	Debt-to-income ratio:	9.04%
Length of employment:	2 years	Location:	Saratoga Springs, UT

Home town:	Alpine
Current & past employers:	Flying Sensors, Momentum Climbing
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I have some expenses for applying to the University of Utah's MBA program, including application fees and the the GMAT test. I love Lending Club's concept and want to experience it as a borrower.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,928.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407304	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407304. Member loan 407304 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,000 / month
Current employer:	Retired (Self-emplyed)	Debt-to-income ratio:	0.94%
Length of employment:	38 years	Location:	Albuquerque, NM

Home town:	Beaver City
Current & past employers:	Retired (Self-emplyed), Sandia National Laboratory
Education:	Central Technical School, New Mexco University

This borrower member posted the following loan description, which has not been verified:

Our home is 50 years old. Our furniture is old "hand me down" stuff. We would like to do some up dating. Our yard is so old, the grass is in a really sad condition.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	43
Revolving Credit Balance:	$15,083.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407315	$6,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407315. Member loan 407315 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	burger king	Debt-to-income ratio:	23.19%
Length of employment:	6 years	Location:	lawrenceville, GA

Home town:	south bend
Current & past employers:	burger king
Education:	Indiana University-South Bend

This borrower member posted the following loan description, which has not been verified:

goal is to end my credit card debt by lowering interest rate.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	69
Revolving Credit Balance:	$8,799.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407386	$10,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407386. Member loan 407386 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	Maprow Media	Debt-to-income ratio:	2.13%
Length of employment:	5 years 3 months	Location:	round lake, IL

Home town:	Chicago
Current & past employers:	Maprow Media
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

Hello and thanks for taking the time to look my offer over! I run an Internet marketing company and I am seeking funds to help launch my latest and greatest project, a Chicago community website. Funds will mostly be used for web development work and initial marketing expenses. The website will make money from network sponsorships. Due to our already established local connections we already have many paying clients lined up waiting for the website to launch. These payments will be significantly higher then our monthly loan repayment which will allow us to pay the loan off early. We estimate the loan will be paid off in full in 12-16 months. We consider this a safe loan because even if the business is a complete flop (not likely!) I have an existing income stream from other websites that will more then cover the payments with no hassle. Payments will be automatic and always on time. I am also investing a great deal of my own cash into this project, so I have complete faith in the business. My team and I are hard working entrepreneurs with a passion for internet projects. Help us create something big. Thank you for your consideration. Jc

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	49
Revolving Credit Balance:	$4,824.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407411	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407411. Member loan 407411 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Advanced Revenue Managment	Debt-to-income ratio:	20.64%
Length of employment:	3 months	Location:	Spring, TX

Home town:
Current & past employers:	Advanced Revenue Managment
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan to help my daughter with college expenses

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,708.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407525	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407525. Member loan 407525 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Eastchester Union Free School District	Debt-to-income ratio:	14.70%
Length of employment:	4 years 2 months	Location:	Spring Valley, NY

Home town:
Current & past employers:	Eastchester Union Free School District, Clarkstown Central School District
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

The loan purpose is to pay for a 2 acres of a recreational land in Pennsylvania. The seller had agreed to sell the property for $22,000 while the property appraised at $77,000. However, no bank in the PA area offer loans for non-buildable land. The land is sold "as-is", is located by the Delaware river, and I would need to go through the township to get the necessary permits and zoning done to build on the land. That would cause a long delay and the seller could walk out of the deal. As such, I would like to apply for a personal loan for the amount of $15,000, which I will pay off withing 3-5 years. Please note my excellent credit of well over 700 points at this time. Additionally, I hold a government job, with stability and no risk of the possibility of being laid off. Thank you for your prompt consideration regarding this matter.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,458.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407536	$23,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407536. Member loan 407536 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,067 / month
Current employer:	Pro View Foods LLC	Debt-to-income ratio:	6.38%
Length of employment:	8 months	Location:	Braselton, GA

Home town:	Lilburn
Current & past employers:	Pro View Foods LLC, Kings Delight, Tyson Foods
Education:	University of Georgia, West Georgia College

This borrower member posted the following loan description, which has not been verified:

I would like to borrow this money to get my credit card debt paid off quicker and with a lower interest rate. I made some poor decisions when I was younger and my wife and I had some unexpected expenses as well. We have made some real progress over the last few years but would really like to be rid of this debt. We have a 14 month old little boy and want to have another child in the near future but we know that we need to be in a better position financially. I have made some large payments to this debt in the past and have never made a late payment. I have also moved the debt around in an effort to capture the lowest interest rates on each card. But I would really just love to have 1 payment with 1 interest rate. My credit is very good, if not considered excellent. My family and I would greatly appreciate this loan to help us be rid of this high interest debt. Thank you for considering my loan.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,051.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407542	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407542. Member loan 407542 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,650 / month
Current employer:	n/a	Debt-to-income ratio:	10.69%
Length of employment:	7 years 6 months	Location:	Taylors, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

We are seeking a personal loan for adoption at a reasonable rate.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,111.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407553	$3,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407553. Member loan 407553 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	SNC	Debt-to-income ratio:	10.17%
Length of employment:	3 months	Location:	Staten Island, NY

Home town:	Staten Island
Current & past employers:	SNC
Education:	Syracuse University

This borrower member posted the following loan description, which has not been verified:

My fiance and I are moving across the country on a spur of the moment job offer. The start date is June 1st and we are trying to leave the New York area by the 27 of May at the latest. If anyone can help us with our additional moving costs it would be greatly appreciated! As you can see my credit rating is flawless.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,587.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407572	$17,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407572. Member loan 407572 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,705 / month
Current employer:	Pierce County Department of Assigned Counsel	Debt-to-income ratio:	20.87%
Length of employment:	5 years 7 months	Location:	Tacoma, WA

Home town:	Mountain Home A F B
Current & past employers:	Pierce County Department of Assigned Counsel, Fred Meyer, Dick's Drive In
Education:	Highline Community College

This borrower member posted the following loan description, which has not been verified:

Hi, I am a 36 year old paralegal by degree and legal assistant by trade. My life/business partner is 35 years young and has an AA degree in business management. We have recently had our first grandchild and are helping our teen daughter get launched. We started a Paralegal Services business in September of 2008 that is currently bringing in approximately $600 of revenue each month on 1 contract and we have several other contracts in the works. I work fulltime with a county agency and perform the personal business activities on nights and weekends. My partner works the business from home regularly and runs our family of 6. We are working hard on increasing the business revenue back to its first quarter profitability when we were working 50 to 60 hours per week. We pay our bills on time, but haven't been able to get ahead of our credit cards and other debt to be able to save for a house. With this loan we would payoff our high interest debt and be in a much better place in three years than we would at our current pace. My fulltime job is very secure and while our personal business is slow right now, we still have 2 active contracts that are looking to sign us up for more hours, one that is in a holding pattern and more that we are working very hard to develop. This loan will help us save money on the high interest credit and pay down our debt faster to enable us to finally move toward owning our first home.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	67
Revolving Credit Balance:	$10,249.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 222 dated May 22, 2009